UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

BNY Mellon Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon International Stock Index Fund

ANNUAL REPORT October 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, BNY Mellon International Stock Index Fund’s (the “fund”) Investor shares produced a total return of −23.36%, and its Class I shares returned −23.18%.1 This compares with a −23.00% total return for the fund’s benchmark, the MSCI EAFE® Index (the “Index”), during the same period.2

International equities declined during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Equities Decline as Inflation Mounts

International developed-market equities encountered challenging conditions from the start of the reporting period as inflationary pressures put a damper on markets. Commodity prices rose in response to wage increases and pandemic-related supply-chain bottlenecks, while government stimulus and accommodative monetary policies pressured prices as well. Central banks responded with increasingly hawkish rhetoric regarding interest-rate increases. The Bank of England took the lead in December 2021 with a .15% increase of the base rate to .25%. That same month, the U.S. Federal Reserve (the “Fed”) announced its intention to scale back its asset purchases earlier in

2022 than previously planned and signaled a more rapid increase in interest rates in the coming year.

Inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. As the largest land war in Europe since World War II continued with no sign of an early resolution, European markets began contemplating the possibility of reduced or curtailed oil and natural gas exports from Russia, a leading source of energy commodities to the continent. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. As inflation heated up, central banks responded with increasingly tight monetary policies, raising the specter of a possible global recession. While stocks in energy producers surged along with oil and gas prices, all other sectors lost ground. Growth-oriented shares suffered particularly sharp losses as rising interest rates caused investors to question the pace of future growth and the relative value of future earnings. Information technology, consumer discretionary and real estate stocks experienced the most significant declines, while the traditionally more defensive health care and consumer staples sectors outperformed the market average.

Economic Ties to Russia and China Detract

From a regional perspective, Western European stocks broadly lost ground due to the region’s proximity to the Russia/Ukraine conflict and its dependence on Russian energy exports. Austria, the Netherlands and Germany were hit particularly hard by the impact of the war on their domestic economies. Most Asian markets were hard hit as well. Japan saw its currency decline as the country continued to experience long-standing structural difficulties caused by its aging population and anemic growth rate. Hong Kong and South Korea were negatively affected by the prevailing, global inflationary environment and by their proximity and economic ties to China, which experienced sharply slowing economic growth due to extensive COVID-19 lockdowns and government regulatory crackdowns on several key industries.

On the other hand, a few individual country markets performed relatively well. The Norway market included a large component of energy producers, bolstering the country’s average returns. Australian shares were buoyed by the country’s significant commodity exports. Portugal saw relatively little impact from the Russia-Ukraine conflict compared with its European neighbors.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations. These derivatives helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation, tightening central bank policy and geopolitical uncertainties related to the war in Ukraine are likely to continue posing challenges for equity investors for the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

foreseeable future. With global inflation running higher than most central banks are willing to tolerate, the question remains open as to how soon monetary authorities can bring inflation under control, and to what extent their actions will slow economic growth. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Investing in foreign-denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries. Diversification cannot assure a profit or protect against loss.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon International Stock Index Fund with a hypothetical investment of $10,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon International Stock Index Fund on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2022
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/30/97	-23.36%	-.50%	3.67%
Class I Shares	8/31/16	-23.18%	-.25%	3.84%†
MSCI EAFE® Index		-23.00%	-.09%	4.13%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Index Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$2.84	$1.66
Ending value (after expenses)	$879.50	$880.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$3.06	$1.79
Ending value (after expenses)	$1,022.18	$1,023.44
†

Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .35% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Shares		Value ($)
Common Stocks - 98.0%
Australia - 7.7%
Ampol Ltd.	6,055		105,704
APA Group	31,566		211,662
Aristocrat Leisure Ltd.	16,129		380,608
ASX Ltd.	5,181		223,887
Aurizon Holdings Ltd.	49,262		113,799
Australia & New Zealand Banking Group Ltd.	79,763		1,300,253
BHP Group Ltd.	63,529		1,512,835
BHP Group Ltd.	71,953		1,722,830
BlueScope Steel Ltd.	12,774		127,548
Brambles Ltd.	38,422		286,572
Cochlear Ltd.	1,760		225,207
Coles Group Ltd.	35,760		373,172
Commonwealth Bank of Australia	45,668		3,048,406
Computershare Ltd.	14,542		235,211
CSL Ltd.	12,892		2,310,385
Dexus	28,785		143,504
Domino's Pizza Enterprises Ltd.	1,655		67,250
Endeavour Group Ltd.	35,949		164,171
Evolution Mining Ltd.	50,473	[a]	66,731
Fortescue Metals Group Ltd.	45,321		422,932
Goodman Group	44,999		490,129
IDP Education Ltd.	5,587		105,092
Insurance Australia Group Ltd.	65,973		206,215
LendLease Corp.	18,816		104,217
Macquarie Group Ltd.	9,754		1,051,519
Medibank Private Ltd.	75,777		136,280
Mineral Resources Ltd.	4,445		206,012
Mirvac Group	101,973		134,579
National Australia Bank Ltd.	85,905		1,776,570
Newcrest Mining Ltd.	23,902		263,959
Northern Star Resources Ltd.	31,441		174,641
Orica Ltd.	11,650		102,893
Origin Energy Ltd.	47,135		167,301
Qantas Airways Ltd.	24,733	[b]	92,234
QBE Insurance Group Ltd.	39,696		309,923
Ramsay Health Care Ltd.	4,894		183,450
REA Group Ltd.	1,409		109,128
Reece Ltd.	6,116	[a]	60,456
Rio Tinto Ltd.	9,935		556,609
Santos Ltd.	86,111		425,475

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Australia - 7.7% (continued)
Scentre Group	138,909		256,901
SEEK Ltd.	8,998		123,679
Sonic Healthcare Ltd.	12,206		255,255
South32 Ltd.	124,294		283,984
Stockland	63,887		147,139
Suncorp Group Ltd.	33,791		245,540
Telstra Group Ltd.	108,684	[b]	272,517
The GPT Group	50,995		140,754
The Lottery Corp.	59,568	[b]	163,148
Transurban Group	82,181		695,475
Treasury Wine Estates Ltd.	19,682		162,686
Vicinity Ltd.	103,557		128,829
Washington H Soul Pattinson & Co.	5,769		102,834
Wesfarmers Ltd.	30,353		879,106
Westpac Banking Corp.	93,700		1,440,935
WiseTech Global Ltd.	3,923		145,158
Woodside Energy Group Ltd.	39,337		911,318
Woodside Energy Group Ltd.	11,479		264,804
Woolworths Group Ltd.	32,487		685,115
			27,004,526
Austria - .2%
Erste Group Bank AG	9,202		226,697
OMV AG	3,905		179,791
Verbund AG	1,811		141,870
Voestalpine AG	3,196		69,339
			617,697
Belgium - .8%
Ageas SA	4,316		149,263
Anheuser-Busch InBev SA	23,246		1,164,356
D'ieteren Group	666		110,661
Elia Group SA	848		107,211
Groupe Bruxelles Lambert NV	1,232		90,737
Groupe Bruxelles Lambert NV	1,430		105,320
KBC Group NV	6,694		334,999
Proximus SADP	4,133		43,344
Sofina SA	409		79,722
Solvay SA	1,983		178,510
UCB SA	3,384		255,170
Umicore SA	5,605		184,511
Warehouses De Pauw, CVA	4,051		103,964
			2,907,768
Chile - .0%
Antofagasta PLC	10,554		142,047

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Denmark - 2.7%
AP Moller - Maersk A/S, Cl. A	83		165,871
AP Moller - Maersk A/S, Cl. B	134		279,793
Carlsberg AS, Cl. B	2,659		313,088
Chr. Hansen Holding A/S	2,808		155,741
Coloplast A/S, Cl. B	3,179		354,222
Danske Bank A/S	18,460		297,592
Demant A/S	2,466	[b]	67,299
DSV A/S	5,010		677,201
Genmab A/S	1,760	[b]	678,762
GN Store Nord AS	3,451	[a]	73,322
Novo Nordisk A/S, Cl. B	44,304		4,814,749
Novozymes A/S, Cl. B	5,474		287,167
Orsted AS	5,063	[c]	417,175
Pandora A/S	2,414		126,978
Rockwool A/S, Cl. B	238		47,298
Tryg A/S	9,636		208,372
Vestas Wind Systems A/S	27,027		531,197
			9,495,827
Finland - 1.2%
Elisa OYJ	3,800		183,626
Fortum OYJ	11,752		165,440
Kesko OYJ, Cl. B	7,310		142,208
Kone OYJ, Cl. B	9,096		372,253
Neste OYJ	11,555		505,848
Nokia OYJ	144,825		642,959
Nordea Bank Abp	91,276		872,319
Orion OYJ, Cl. B	2,812		129,361
Sampo OYJ, Cl. A	12,815	[a]	585,674
Stora Enso OYJ, Cl. R	14,674		191,082
UPM-Kymmene OYJ	14,284		478,282
Wartsila OYJ Abp	12,669		86,229
			4,355,281
France - 11.2%
Accor SA	4,409		105,483
Aeroports de Paris	794		107,383
Air Liquide SA	13,995		1,828,010
Airbus SE	15,819		1,713,078
Alstom SA	8,617		177,363
Amundi SA	1,656	[c]	78,075
Arkema SA	1,596		126,190
AXA SA	50,020		1,234,495
BioMerieux	1,121		99,160
BNP Paribas SA	29,731		1,392,835

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
France - 11.2% (continued)
Bollore SE	23,446		117,255
Bouygues SA	6,142		175,159
Bureau Veritas SA	7,869		194,790
Capgemini SE	4,383		719,128
Carrefour SA	16,157		259,884
Cie de Saint-Gobain	13,323		544,293
Cie Generale des Etablissements Michelin SCA	18,156		462,467
Covivio	1,215		65,019
Credit Agricole SA	32,393		293,689
Danone SA	17,182		854,249
Dassault Aviation SA	670		99,501
Dassault Systemes SE	17,838		597,223
Edenred	6,763		347,030
Eiffage SA	2,226		201,187
Electricite de France SA	14,890		175,854
Engie SA	48,881		634,942
EssilorLuxottica SA	7,699		1,219,526
Eurazeo SE	1,155		65,906
Gecina SA	1,255		111,826
Getlink SE	11,773		186,373
Hermes International	848		1,098,246
Ipsen SA	1,004		103,127
Kering SA	2,002		916,387
Klepierre SA	5,840		117,319
La Francaise des Jeux SAEM	2,871	[c]	93,552
Legrand SA	7,158		545,078
L'Oreal SA	6,459		2,027,894
LVMH SE	7,430		4,687,409
Orange SA	53,393		509,438
Pernod Ricard SA	5,607		983,734
Publicis Groupe SA	6,105		341,954
Remy Cointreau SA	642		98,326
Renault SA	5,144	[b]	158,455
Safran SA	9,147		1,017,009
Sanofi	30,475		2,631,415
Sartorius Stedim Biotech	740		234,791
Schneider Electric SE	14,520		1,837,578
SEB SA	594		38,637
Societe Generale SA	21,284		487,869
Sodexo SA	2,368		209,843
Teleperformance	1,572		421,096
Thales SA	2,856		362,975

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
France - 11.2% (continued)
TotalEnergies SE	66,352		3,626,156
Ubisoft Entertainment SA	2,586	[b]	70,896
Unibail-Rodamco-Westfield	3,137	[b]	148,165
Valeo	5,642		92,887
Veolia Environnement SA	17,812		397,144
Vinci SA	14,280		1,312,300
Vivendi SE	19,260		157,564
Wendel SE	714		55,875
Worldline SA	6,390	[b,c]	279,470
			39,249,962
Germany - 7.2%
adidas AG	4,627		452,598
Allianz SE	10,931		1,967,984
BASF SE	24,581		1,103,453
Bayer AG	26,292		1,383,144
Bayerische Motoren Werke AG	8,861		696,347
Bechtle AG	2,259		78,137
Beiersdorf AG	2,698		259,111
Brenntag SE	4,135		251,021
Carl Zeiss Meditec AG-BR	1,070		129,599
Commerzbank AG	28,489	[b]	227,898
Continental AG	2,916		151,233
Covestro AG	5,171	[c]	176,062
Daimler Truck Holding AG	12,113	[b]	323,203
Delivery Hero SE	4,344	[b,c]	143,174
Deutsche Bank AG	55,312		527,981
Deutsche Boerse AG	5,085		827,327
Deutsche Lufthansa AG	16,326	[b]	112,023
Deutsche Post AG	26,528		941,215
Deutsche Telekom AG	86,743		1,643,049
E.ON SE	60,086		503,422
Evonik Industries AG	5,612		103,462
Fresenius Medical Care AG & Co. KGaA	5,490		151,856
Fresenius SE & Co. KGaA	11,210		258,097
GEA Group AG	4,034		141,123
Hannover Rueck SE	1,614		262,846
HeidelbergCement AG	3,876		178,700
HelloFresh SE	4,422	[b]	88,540
Henkel AG & Co. KGaA	2,856		167,794
Infineon Technologies AG	34,950		850,925
KION Group AG	1,993		44,253
Knorr-Bremse AG	1,966		88,503
LEG Immobilien SE	1,949		127,348

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Germany - 7.2% (continued)
Mercedes-Benz Group AG	21,474		1,243,587
Merck KGaA	3,459		564,062
MTU Aero Engines AG	1,427		255,556
Muenchener Rueckversicherungs-Gesellschaft AG	3,749		990,489
Nemetschek SE	1,559		74,497
Puma SE	2,843		125,898
Rational AG	141		79,583
Rheinmetall AG	1,161		188,756
RWE AG	17,193		662,661
SAP SE	27,946		2,698,172
Scout24 SE	2,172	[c]	111,362
Siemens AG	20,473		2,238,079
Siemens Energy AG	11,816		137,961
Siemens Healthineers AG	7,547	[c]	347,436
Symrise AG	3,554		362,995
Telefonica Deutschland Holding AG	28,851		62,895
Uniper SE	2,650	[a]	7,946
United Internet AG	2,609		48,794
Volkswagen AG	790		135,064
Vonovia SE	19,231		425,720
Zalando SE	6,013	[b,c]	138,635
			25,261,576
Hong Kong - 2.5%
AIA Group Ltd.	322,400		2,434,668
BOC Hong Kong Holdings Ltd.	99,000		307,999
Budweiser Brewing Co. APAC	47,400	[c]	99,795
Chow Tai Fook Jewellery Group Ltd.	51,200		87,684
CK Asset Holdings Ltd.	53,475		295,740
CK Hutchison Holdings Ltd.	71,975		356,848
CK Infrastructure Holdings Ltd.	17,500		83,202
CLP Holdings Ltd.	43,788		293,768
ESR Group Ltd.	53,200	[c]	90,926
Futu Holdings Ltd., ADR	1,571	[a,b]	53,194
Galaxy Entertainment Group Ltd.	58,277	[a]	265,548
Hang Lung Properties Ltd.	54,000		67,786
Hang Seng Bank Ltd.	20,500		288,226
Henderson Land Development Co.	38,138		93,399
HK Electric Investments Ltd.	71,500		45,488
HKT Trust & HKT Ltd.	101,660		114,941
Hong Kong & China Gas Co.	299,267	[a]	230,769
Hong Kong Exchanges & Clearing Ltd.	32,242		856,012
Hongkong Land Holdings Ltd.	31,400		120,978

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Hong Kong - 2.5% (continued)
Jardine Matheson Holdings Ltd.	4,346		200,092
Link REIT	56,522		334,391
MTR Corp.	41,756		183,850
New World Development Co.	40,141		81,955
Power Assets Holdings Ltd.	37,500		179,424
Sino Land Co.	93,730	[a]	100,265
SITC International Holdings Co.	34,000		55,748
Sun Hung Kai Properties Ltd.	38,699		416,692
Swire Pacific Ltd., Cl. A	13,500		89,370
Swire Properties Ltd.	31,200		59,989
Techtronic Industries Co.	36,865		347,749
WH Group Ltd.	228,885	[c]	115,478
Wharf Real Estate Investment Co.	44,311		174,400
Xinyi Glass Holdings Ltd.	48,000		61,792
			8,588,166
Ireland - 1.0%
AerCap Holdings NV	3,539	[b]	189,018
CRH PLC	20,424		734,851
DCC PLC	2,640		146,421
Experian PLC	24,643		783,282
Flutter Entertainment PLC	4,469	[b]	590,423
James Hardie Industries PLC-CDI	11,919		261,848
Kerry Group PLC, Cl. A	4,338		377,016
Kingspan Group PLC	4,132		208,376
Smurfit Kappa Group PLC	6,606		218,565
			3,509,800
Israel - .9%
Azrieli Group Ltd.	1,136		84,160
Bank Hapoalim BM	33,989		327,461
Bank Leumi Le-Israel BM	41,316		393,941
Bezeq The Israeli Telecommunication Corporation	55,260		97,797
Check Point Software Technologies Ltd.	2,743	[b]	354,478
CyberArk Software Ltd.	1,090	[b]	171,032
Elbit Systems Ltd.	710		143,547
ICL Group Ltd.	18,946		170,412
Israel Discount Bank Ltd., Cl. A	33,106		188,169
Mizrahi Tefahot Bank Ltd.	4,120		155,669
NICE Ltd.	1,699	[b]	321,712
Teva Pharmaceutical Industries Ltd., ADR	29,716	[b]	265,067
Tower Semiconductor Ltd.	2,919	[b]	124,907
Wix.com Ltd.	1,532	[b]	128,841

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Israel - .9% (continued)
Zim Integrated Shipping Services Ltd.	2,256	[a]	52,993
			2,980,186
Italy - 2.0%
Amplifon SPA	3,401		84,542
Assicurazioni Generali SPA	29,723	[a]	446,205
Atlantia SPA	13,260		295,918
Davide Campari-Milano NV	13,989		125,812
DiaSorin SPA	614		80,313
Enel SPA	217,670		973,393
Eni SPA	67,547		888,892
Ferrari NV	3,373		665,622
FinecoBank Banca Fineco SPA	16,558		223,617
Infrastrutture Wireless Italiane SPA	9,313	[c]	82,273
Intesa Sanpaolo SPA	442,010		843,995
Mediobanca Banca Di Credito Finanziario SPA	15,945		144,728
Moncler SPA	5,493		237,187
Nexi SPA	14,148	[b,c]	122,815
Poste Italiane SPA	13,982	[c]	122,036
Prysmian SPA	6,817		222,263
Recordati Industria Chimica E Farmaceutica SPA	2,809		105,622
Snam SPA	53,967		240,348
Telecom Italia SPA	266,668	[a,b]	52,284
Terna Rete Elettrica Nazionale	37,655		249,868
UniCredit SPA	55,538		689,775
			6,897,508
Japan - 21.8%
Advantest Corp.	5,100		268,099
Aeon Co.	17,500		326,627
AGC Inc.	5,260		164,932
Aisin Corp.	3,900		99,995
Ajinomoto Co.	12,200		335,444
ANA Holdings Inc.	4,300		83,448
Asahi Group Holdings Ltd.	12,400		347,095
Asahi Intecc Co.	5,800		98,760
Asahi Kasei Corp.	33,600		215,574
Astellas Pharma Inc.	49,095		675,376
Azbil Corp.	2,900		78,832
Bandai Namco Holdings Inc.	5,350		353,899
Bridgestone Corp.	15,300		551,397
Brother Industries Ltd.	6,000		102,069
Canon Inc.	26,817		570,579

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 98.0% (continued)
Japan - 21.8% (continued)
Capcom Co.	4,700	131,221
Central Japan Railway Co.	3,900	452,034
Chubu Electric Power Co.	17,100	138,779
Chugai Pharmaceutical Co.	17,984	416,997
Concordia Financial Group Ltd.	30,200	91,976
CyberAgent Inc.	11,800	96,767
Dai Nippon Printing Co.	5,800	116,137
Daifuku Co.	2,700	123,728
Dai-ichi Life Holdings Inc.	26,200	414,509
Daiichi Sankyo Co.	46,849	1,502,237
Daikin Industries Ltd.	6,700	1,007,697
Daito Trust Construction Co.	1,600	158,234
Daiwa House Industry Co.	16,000	323,919
Daiwa House REIT Investment Corp.	58	117,005
Daiwa Securities Group Inc.	35,700	138,966
Denso Corp.	11,600	575,985
Dentsu Group Inc.	5,800	180,664
Disco Corp.	700	167,509
East Japan Railway Co.	8,100	437,309
Eisai Co.	6,700	404,065
ENEOS Holdings Inc.	82,126	270,398
FANUC Corp.	5,129	674,102
Fast Retailing Co.	1,558	868,865
Fuji Electric Co.	3,400	131,591
FUJIFILM Holdings Corp.	9,600	438,904
Fujitsu Ltd.	5,280	607,632
GLP J-REIT	117	121,322
GMO Payment Gateway Inc.	1,100	78,934
Hakuhodo DY Holdings Inc.	6,400	54,016
Hamamatsu Photonics K.K.	3,800	171,660
Hankyu Hanshin Holdings Inc.	6,100	181,059
Hikari Tsushin Inc.	500	60,286
Hirose Electric Co.	733	95,138
Hitachi Construction Machinery Co.	3,000	58,545
Hitachi Ltd.	25,880	1,172,296
Hitachi Metals Ltd.	6,000	87,637
Honda Motor Co.	43,659	989,833
Hoshizaki Corp.	3,000	85,829
Hoya Corp.	9,800	913,723
Hulic Co.	10,600	76,959
Ibiden Co.	3,000	101,383
Idemitsu Kosan Co.	5,575	121,783
Iida Group Holdings Co.	4,000	55,545

Description	Shares	Value ($)
Common Stocks - 98.0% (continued)
Japan - 21.8% (continued)
Inpex Corp.	27,800	283,989
Isuzu Motors Ltd.	15,600	182,863
Ito En Ltd.	1,500	52,839
ITOCHU Corp.	31,800	822,627
Itochu Techno-Solutions Corp.	2,200	50,959
Japan Airlines Co.	4,000	74,528
Japan Exchange Group Inc.	13,400	175,939
Japan Metropolitan Fund Investment Corp.	187	137,667
Japan Post Bank Co.	11,400	75,857
Japan Post Holdings Co.	63,600	427,230
Japan Post Insurance Co.	5,500	81,237
Japan Real Estate Investment Corp.	33	138,238
Japan Tobacco Inc.	32,100	531,816
JFE Holdings Inc.	13,160	120,272
JSR Corp.	4,900	93,303
Kajima Corp.	11,300	106,388
Kakaku.com Inc.	3,700	62,488
Kao Corp.	12,700	476,597
KDDI Corp.	43,163	1,274,545
Keio Corp.	2,800	98,252
Keisei Electric Railway Co.	3,500	92,787
Keyence Corp.	5,140	1,937,149
Kikkoman Corp.	3,900	211,309
Kintetsu Group Holdings Co.	4,635	156,548
Kirin Holdings Co.	22,000	323,537
Kobayashi Pharmaceutical Co.	1,500	79,781
Kobe Bussan Co.	4,000	86,793
Koei Tecmo Holdings Co.	3,240	48,954
Koito Manufacturing Co.	5,800	82,385
Komatsu Ltd.	24,700	472,777
Konami Group Corp.	2,500	109,825
Kose Corp.	900	89,667
Kubota Corp.	27,300	380,849
Kurita Water Industries Ltd.	2,800	102,444
Kyocera Corp.	8,600	429,227
Kyowa Kirin Co.	7,205	169,819
Lasertec Corp.	2,000	284,895
LIXIL Corp.	7,824	118,354
M3 Inc.	11,800	352,441
Makita Corp.	6,000	109,667
Marubeni Corp.	41,400	362,534
Mazda Motor Corp.	15,200	102,462

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 98.0% (continued)
Japan - 21.8% (continued)
McDonald's Holdings Co.	2,400	83,281
MEIJI Holdings Co.	3,042	125,121
Minebea Mitsumi Inc.	9,900	146,589
MISUMI Group Inc.	7,738	164,564
Mitsubishi Chemical Group Corp.	34,280	154,418
Mitsubishi Corp.	33,798	915,669
Mitsubishi Electric Corp.	51,700	455,183
Mitsubishi Estate Co.	31,700	398,566
Mitsubishi HC Capital Inc.	18,300	78,420
Mitsubishi Heavy Industries Ltd.	8,570	294,924
Mitsubishi UFJ Financial Group Inc.	319,890	1,516,471
Mitsui & Co.	37,400	827,719
Mitsui Chemicals Inc.	5,000	92,575
Mitsui Fudosan Co.	24,286	465,190
Mitsui O.S.K. Lines Ltd.	9,200	182,158
Mizuho Financial Group Inc.	64,550	696,553
MonotaRO Co.	6,700	102,101
MS&AD Insurance Group Holdings Inc.	11,857	314,136
Murata Manufacturing Co.	15,400	755,469
NEC Corp.	6,580	217,841
NEXON Co.	13,300	222,720
NGK Insulators Ltd.	6,000	69,891
Nidec Corp.	12,000	661,707
Nihon M&A Center Holdings Inc.	8,100	91,589
Nintendo Co.	29,250	1,191,933
Nippon Building Fund Inc.	41	182,444
Nippon Express Holdings Inc.	2,052	102,883
Nippon Paint Holdings Co.	21,000	133,668
Nippon Prologis REIT Inc.	57	119,385
Nippon Sanso Holdings Corp.	4,700	74,922
Nippon Shinyaku Co.	1,300	71,857
Nippon Steel Corp.	21,661	296,799
Nippon Telegraph & Telephone Corp.	32,000	880,869
Nippon Yusen KK	12,940	234,449
Nissan Chemical Corp.	3,400	152,052
Nissan Motor Co.	62,100	197,979
Nisshin Seifun Group Inc.	5,438	58,738
Nissin Foods Holdings Co.	1,600	103,604
Nitori Holdings Co.	2,100	190,128
Nitto Denko Corp.	3,800	199,952
Nomura Holdings Inc.	77,900	252,625
Nomura Real Estate Holdings Inc.	3,300	74,641
Nomura Real Estate Master Fund Inc.	114	129,856

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Japan - 21.8% (continued)
Nomura Research Institute Ltd.	9,149		202,719
NTT Data Corp.	16,900		244,992
Obayashi Corp.	17,900		114,751
OBIC Co.	1,900		284,980
Odakyu Electric Railway Co.	7,900		93,792
Oji Holdings Corp.	22,200		76,900
Olympus Corp.	33,000		696,291
Omron Corp.	5,000		232,399
Ono Pharmaceutical Co.	9,700		227,993
Open House Group Co.	2,200		78,355
Oracle Corp.	1,000		53,340
Oriental Land Co.	5,400		722,760
ORIX Corp.	32,000		468,622
Osaka Gas Co.	10,200		150,377
Otsuka Corp.	3,100		97,593
Otsuka Holdings Co.	10,400		333,295
Pan Pacific International Holdings Corp.	10,200		167,032
Panasonic Holdings Corp.	59,095		422,810
Persol Holdings Co.	4,800		95,929
Rakuten Group Inc.	24,100		107,366
Recruit Holdings Co.	38,600		1,184,721
Renesas Electronics Corp.	31,200	[b]	261,282
Resona Holdings Inc.	57,800		217,485
Ricoh Co.	15,700		115,015
Rohm Co.	2,300		161,795
SBI Holdings Inc.	6,430		116,183
SCSK Corp.	4,400		64,824
Secom Co.	5,600		319,058
Seiko Epson Corp.	7,800		106,210
Sekisui Chemical Co.	10,100		125,956
Sekisui House Ltd.	16,500		274,196
Seven & i Holdings Co.	20,160		752,582
SG Holdings Co.	7,900		104,552
Sharp Corp.	6,600		39,523
Shimadzu Corp.	6,500		170,620
Shimano Inc.	1,900		294,622
Shimizu Corp.	14,800		73,785
Shin-Etsu Chemical Co.	10,000		1,044,201
Shionogi & Co.	7,100		328,903
Shiseido Co.	10,700		370,726
Shizuoka Financial Group Inc.	11,900		75,068
SMC Corp.	1,500		603,809
Softbank Corp.	76,900		758,148

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Japan - 21.8% (continued)
SoftBank Group Corp.	32,240		1,386,489
Sompo Holdings Inc.	8,370		348,477
Sony Group Corp.	33,780		2,287,333
Square Enix Holdings Co.	2,300		102,841
Subaru Corp.	16,600		258,330
Sumco Corp.	9,400		119,047
Sumitomo Chemical Co.	40,700		136,657
Sumitomo Corp.	30,100		383,475
Sumitomo Electric Industries Ltd.	19,100		199,477
Sumitomo Metal Mining Co.	6,700		188,294
Sumitomo Mitsui Financial Group Inc.	34,900		979,124
Sumitomo Mitsui Trust Holdings Inc.	9,064		260,626
Sumitomo Realty & Development Co.	8,400		192,796
Suntory Beverage & Food Ltd.	3,700		123,875
Suzuki Motor Corp.	10,000		337,404
Sysmex Corp.	4,500		242,753
T&D Holdings Inc.	14,200		140,017
Taisei Corp.	4,900		133,396
Takeda Pharmaceutical Co.	40,223		1,065,613
TDK Corp.	10,400		323,789
Terumo Corp.	17,300		525,796
The Chiba Bank Ltd.	14,200		77,530
The Kansai Electric Power Company	18,799		141,945
TIS Inc.	6,000		161,551
Tobu Railway Co.	5,100		117,795
Toho Co.	3,000		106,667
Tokio Marine Holdings Inc.	49,100		887,015
Tokyo Electric Power Co. Holdings Inc.	40,872	[b]	132,555
Tokyo Electron Ltd.	4,000		1,057,852
Tokyo Gas Co.	10,600		188,534
Tokyu Corp.	14,210		163,713
Toppan Inc.	7,200		107,347
Toray Industries Inc.	37,100		179,717
Toshiba Corp.	10,400		362,236
Tosoh Corp.	6,900		75,091
TOTO Ltd.	3,800		108,529
Toyota Industries Corp.	3,900		200,766
Toyota Motor Corp.	283,775		3,936,148
Toyota Tsusho Corp.	5,700		191,391
Trend Micro Inc.	3,600		181,258
Unicharm Corp.	10,800		329,034
USS Co.	5,600		84,404
Welcia Holdings Co.	2,600		54,354

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Japan - 21.8% (continued)
West Japan Railway Co.	5,900		233,810
Yakult Honsha Co.	3,500		193,734
Yamaha Corp.	3,800		143,499
Yamaha Motor Co.	8,000		165,081
Yamato Holdings Co.	7,800		115,429
Yaskawa Electric Corp.	6,400		176,952
Yokogawa Electric Corp.	5,800		97,094
Z Holdings Corp.	71,200		183,489
ZOZO Inc.	3,500		74,243
			76,138,713
Jordan - .0%
Hikma Pharmaceuticals PLC	4,512		64,558
Luxembourg - .2%
ArcelorMittal SA	14,096		315,593
Aroundtown SA	26,317		52,234
Eurofins Scientific SE	3,602		230,340
Tenaris SA	12,482		193,783
			791,950
Macau - .0%
Sands China Ltd.	65,013	[b]	113,507
Netherlands - 4.4%
ABN AMRO Bank NV-CVA	11,324	[c]	111,291
Adyen NV	580	[b,c]	830,860
Aegon NV	47,915		221,546
Akzo Nobel NV	4,860		299,586
argenx SE	1,474	[b]	573,441
ASM International NV	1,277		282,830
ASML Holding NV	10,878		5,128,084
Euronext NV	2,293	[c]	145,497
EXOR NV	2,902	[b]	194,904
Heineken Holding NV	2,698		184,231
Heineken NV	6,937		579,949
IMCD NV	1,521		197,091
ING Groep NV	104,560		1,027,018
JDE Peet's NV	2,691		77,027
Just Eat Takeaway.com NV	5,031	[a,b,c]	86,143
Koninklijke Ahold Delhaize NV	27,986		780,997
Koninklijke DSM NV	4,678		550,852
Koninklijke KPN NV	88,406		247,309
Koninklijke Philips NV	23,656		299,519
NN Group NV	7,467		315,893
OCI NV	2,820		107,907
Prosus NV	22,199		966,157

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Netherlands - 4.4% (continued)
QIAGEN NV	6,087	[b]	262,895
Randstad NV	3,200		159,333
Stellantis NV	44,733		603,912
Stellantis NV	14,164		190,705
Universal Music Group NV	19,412		380,392
Wolters Kluwer NV	7,026		746,767
			15,552,136
New Zealand - .2%
Auckland International Airport Ltd.	34,041	[b]	152,234
Fisher & Paykel Healthcare Corp.	15,380		175,062
Mercury NZ Ltd.	19,121		64,658
Meridian Energy Ltd.	34,491		97,851
Spark New Zealand Ltd.	50,650		150,636
Xero Ltd.	3,649	[b]	181,154
			821,595
Norway - .8%
Adevinta ASA	7,205	[b]	49,228
Aker BP ASA	8,457		268,385
DNB Bank ASA	24,895		439,230
Equinor ASA	26,155		952,740
Gjensidige Forsikring ASA	5,067		92,487
Kongsberg Gruppen ASA	2,462		88,174
Mowi ASA	11,279		168,028
Norsk Hydro ASA	35,992		227,974
Orkla ASA	20,514		138,218
Salmar ASA	1,653		55,947
Telenor ASA	18,683		169,751
Yara International ASA	4,431		197,572
			2,847,734
Portugal - .2%
EDP - Energias de Portugal SA	74,293		324,573
Galp Energia SGPS SA	13,164	[a]	133,671
Jeronimo Martins SGPS SA	7,734		160,319
			618,563
Singapore - 1.5%
Capitaland Ascendas REIT	89,327		165,278
CapitaLand Integrated Commercial Trust	140,777		186,886
Capitaland Investment Ltd.	69,300		147,556
City Developments Ltd.	10,900		58,833
DBS Group Holdings Ltd.	48,448		1,169,809
Genting Singapore Ltd.	161,827		92,033
Grab Holdings Ltd., Cl. A	30,464	[b]	79,206
Keppel Corp.	38,800		190,948

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Singapore - 1.5% (continued)
Mapletree Logistics Trust	87,111	[a]	93,496
Mapletree Pan Asia Commercial Trust	63,900		71,746
Oversea-Chinese Banking Corp.	90,624		776,079
Sea Ltd., ADR	9,873	[b]	490,491
Singapore Airlines Ltd.	35,633	[a]	132,359
Singapore Exchange Ltd.	22,900		136,168
Singapore Technologies Engineering Ltd.	43,000		100,213
Singapore Telecommunications Ltd.	220,951		390,070
United Overseas Bank Ltd.	31,563		618,744
UOL Group Ltd.	12,911		56,433
Venture Corp.	7,600		85,665
Wilmar International Ltd.	51,400		141,010
			5,183,023
Spain - 2.5%
Acciona SA	674		121,213
ACS Actividades de Construccion y Servicios SA	6,180		158,327
Aena SME SA	2,007	[b,c]	236,120
Amadeus IT Group SA	12,061	[b]	627,847
Banco Bilbao Vizcaya Argentaria SA	178,451		917,029
Banco Santander SA	457,126		1,182,589
CaixaBank SA	118,649		393,156
Cellnex Telecom SA	14,545	[c]	475,311
EDP Renovaveis SA	7,768		163,465
Enagas SA	6,661		108,148
Endesa SA	8,501		141,901
Ferrovial SA	12,908		315,568
Grifols SA	8,044	[a,b]	68,386
Iberdrola SA	159,365		1,618,865
Industria de Diseno Textil SA	29,194		661,221
Natural Energy Group SA	3,888	[a]	99,747
Red Electrica Corp.	10,828		175,000
Repsol SA	38,833		528,343
Siemens Gamesa Renewable Energy SA	6,424	[b]	114,019
Telefonica SA	140,224	[b]	484,669
			8,590,924
Sweden - 3.2%
Alfa Laval AB	7,754		190,646
Assa Abloy AB, Cl. B	26,824	[a]	541,236
Atlas Copco AB, Cl. A	71,886		767,481
Atlas Copco AB, Cl. B	41,773		404,594
Boliden AB	7,320		212,897
Electrolux AB, Cl. B	5,885	[a]	72,552

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Sweden - 3.2% (continued)
Embracer Group AB	18,483	[a,b]	88,939
Epiroc AB, Cl. A	17,953		274,505
Epiroc AB, Cl. B	10,515		141,151
EQT AB	7,973		156,770
Essity AB, Cl. B	16,633		351,387
Evolution AB	4,893	[c]	457,321
Fastighets AB Balder, Cl. B	17,486	[b]	65,614
Getinge AB, Cl. B	5,860		118,895
Hennes & Mauritz AB, Cl. B	19,546	[a]	196,658
Hexagon AB, Cl. B	52,092		514,506
Holmen AB, Cl. B	2,511		91,105
Husqvarna AB, Cl. B	11,315		67,129
Industrivarden AB, Cl. A	3,529		79,888
Industrivarden AB, Cl. C	4,196		94,187
Indutrade AB	7,463		130,504
Investment AB Latour, Cl. B	4,044		68,297
Investor AB, Cl. A	13,347		226,804
Investor AB, Cl. B	48,760		795,660
Kinnevik AB, Cl. B	6,540	[b]	80,716
L E Lundbergforetagen AB, Cl. B	2,034		80,274
Lifco AB, Cl. B	6,460		93,244
Nibe Industrier AB, Cl. B	40,559		323,209
Sagax AB, Cl. B	4,739		87,308
Sandvik AB	28,535		446,069
Securitas AB, Cl. B	8,788	[a]	71,904
Skandinaviska Enskilda Banken AB, Cl. A	43,557		459,147
Skanska AB, Cl. B	9,105	[a]	141,516
SKF AB, Cl. B	10,260		148,383
Svenska Cellulosa AB SCA, Cl. B	16,356		192,811
Svenska Handelsbanken AB, Cl. A	39,435		366,288
Swedbank AB, Cl. A	24,236		361,107
Swedish Match AB	40,813		419,914
Swedish Orphan Biovitrum AB	4,568	[b]	84,085
Tele2 AB, Cl. B	14,779		121,131
Telefonaktiebolaget LM Ericsson, Cl. B	78,114		433,998
Telia Co.	71,142	[a]	188,390
Volvo AB, Cl. A	5,578		95,187
Volvo AB, Cl. B	40,386		660,360
Volvo Car AB, Cl. B	16,514	[b]	70,031
			11,033,798
Switzerland - 11.0%
ABB Ltd.	43,874		1,217,967
Adecco Group AG	4,409		137,829

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Switzerland - 11.0% (continued)
Alcon Inc.	13,396		814,856
Bachem Holding AG	853		61,159
Baloise Holding AG	1,243		169,691
Barry Callebaut AG	98		185,259
Chocoladefabriken Lindt & Spruengli AG	3		291,799
Chocoladefabriken Lindt & Spruengli AG-PC	29		278,330
Cie Financiere Richemont SA, CI. A	14,019		1,371,170
Clariant AG	5,531		88,887
Coca-Cola HBC AG	5,485		119,600
Credit Suisse Group AG	70,752	[a]	291,018
EMS-Chemie Holding AG	194		122,170
Geberit AG	962		427,267
Givaudan SA	247		736,741
Glencore PLC	263,861		1,508,103
Holcim AG	14,800		671,337
Julius Baer Group Ltd.	5,908		283,451
Kuehne + Nagel International AG	1,473		313,620
Logitech International SA	4,722		234,427
Lonza Group AG	1,990		1,023,036
Nestle SA	75,223		8,187,375
Novartis AG	57,821		4,686,426
Partners Group Holding AG	610		546,777
Roche Holding AG	18,852		6,265,482
Roche Holding AG-BR	727		295,107
Schindler Holding AG	590		92,981
Schindler Holding AG-PC	1,107		180,288
SGS SA	173		381,310
Sig Group AG	8,436	[b]	161,956
Sika AG	3,907		879,569
Sonova Holding AG	1,427		336,998
STMicroelectronics NV	18,291		570,195
Straumann Holding AG	3,056		290,541
Swiss Life Holding AG	843		407,821
Swiss Prime Site AG	2,113		170,407
Swiss Re AG	8,072		598,944
Swisscom AG	694		342,635
Temenos AG	1,713		101,969
The Swatch Group AG	1,447		60,404
The Swatch Group AG-BR	796		178,968
UBS Group AG	93,970		1,487,830
VAT Group AG	723	[c]	164,863

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Switzerland - 11.0% (continued)
Zurich Insurance Group AG	4,031		1,718,736
			38,455,299
United Arab Emirates - .0%
NMC Health PLC	4,176	[b,d]	0
United Kingdom - 14.8%
3i Group PLC	26,047		346,273
abrdn PLC	58,339		106,238
Admiral Group PLC	4,816		111,281
Anglo American PLC	34,007		1,017,295
Ashtead Group PLC	11,852		616,788
Associated British Foods PLC	9,596		148,176
AstraZeneca PLC	41,468		4,865,048
Auto Trader Group PLC	24,997	[c]	149,377
AVEVA Group PLC	3,224		115,355
Aviva PLC	75,717		362,690
BAE Systems PLC	84,497		789,163
Barclays PLC	448,101		762,919
Barratt Developments PLC	27,366		118,064
BP PLC	517,089		2,868,679
British American Tobacco PLC	57,645		2,277,304
BT Group PLC	183,882		273,335
Bunzl PLC	9,030		293,941
Burberry Group PLC	10,617		220,987
CNH Industrial NV	27,386		354,146
Coca-Cola Europacific Partners PLC	5,501		258,822
Compass Group PLC	47,742		1,005,493
Croda International PLC	3,734		289,220
Diageo PLC	61,211		2,523,490
Entain PLC	15,744		227,869
Ferguson PLC	5,739		625,328
GSK PLC	108,849		1,783,675
Haleon PLC	135,928	[b]	417,484
Halma PLC	10,160		246,144
Hargreaves Lansdown PLC	9,521		83,225
HSBC Holdings PLC	537,919		2,759,127
Imperial Brands PLC	24,164		588,288
Informa PLC	39,218		249,882
InterContinental Hotels Group PLC	4,925		264,963
Intertek Group PLC	4,319		180,870
J Sainsbury PLC	48,179		107,341
JD Sports Fashion PLC	70,441		78,579
Johnson Matthey PLC	4,937		109,414
Kingfisher PLC	53,492		134,154

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
United Kingdom - 14.8% (continued)
Land Securities Group PLC	19,240		125,719
Legal & General Group PLC	159,787		426,229
Lloyds Banking Group PLC	1,863,739		897,013
London Stock Exchange Group PLC	8,820		764,765
M&G PLC	68,543		137,608
Melrose Industries PLC	118,904		159,181
Mondi PLC	12,995		217,951
National Grid PLC	97,593		1,061,877
NatWest Group PLC	143,243		384,668
Next PLC	3,491		197,182
Ocado Group PLC	14,319	[b]	77,474
Pearson PLC	17,933		197,512
Persimmon PLC	8,545		127,882
Phoenix Group Holdings PLC	19,827		123,224
Prudential PLC	73,579		682,904
Reckitt Benckiser Group PLC	19,137		1,267,855
RELX PLC	51,519		1,384,844
Rentokil Initial PLC	65,405		408,007
Rio Tinto PLC	30,091		1,565,644
Rolls-Royce Holdings PLC	223,820	[b]	200,265
Schroders PLC	19,282		86,615
Segro PLC	32,335		290,806
Severn Trent PLC	6,599		189,340
Shell PLC	199,072		5,517,900
Smith & Nephew PLC	23,347		276,328
Smiths Group PLC	10,242		183,289
Spirax-Sarco Engineering PLC	1,974		243,085
SSE PLC	28,574		510,108
St. James's Place PLC	14,548		177,335
Standard Chartered PLC	67,513		402,759
Taylor Wimpey PLC	97,335		104,575
Tesco PLC	202,031		498,029
The Berkeley Group Holdings PLC	2,980		118,620
The British Land Company PLC	24,049		100,810
The Sage Group PLC	27,596		229,761
Unilever PLC	16,340		743,256
Unilever PLC	51,955		2,371,701
United Utilities Group PLC	18,249		196,631
Vodafone Group PLC	714,994		833,222
Whitbread PLC	5,407		159,347
WPP PLC	29,227		256,460
			51,628,208
Total Common Stocks (cost $247,532,714)			342,850,352

STATEMENT OF INVESTMENTS (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .5%
Germany - .5%
Bayerische Motoren Werke AG	7.24	1,586		117,082
Dr Ing hc F Porsche AG		2,909	[b]	297,544
Henkel AG & Co. KGaA	2.71	4,768		300,530
Porsche Automobil Holding SE	4.26	4,098		229,221
Sartorius AG	0.30	651		229,762
Volkswagen AG	5.29	4,967		634,882
Total Preferred Stocks (cost $1,323,633)				1,809,021
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,310,432)	3.23	1,310,432	[e]	1,310,432

Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,310,149)	3.23	3,310,149	[e]	3,310,149
Total Investments (cost $253,476,928)		99.9%		349,279,954
Cash and Receivables (Net)		.1%		460,145
Net Assets		100.0%		349,740,099

ADR—American Depository Receipt

BR—Bearer Certificate

CDI—Chess Depository Interest

CVA—Company Voluntary Arrangement

PC—Participation Certificate

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $3,136,797 and the value of the collateral was $3,319,333, consisting of cash collateral of $3,310,149 and U.S. Government & Agency securities valued at $9,184. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, these securities were valued at $5,075,047 or 1.45% of net assets.

d The fund held Level 3 securities at October 31, 2022. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	11.1
Capital Goods	10.8
Banks	9.2
Materials	7.2
Food, Beverage & Tobacco	6.7
Energy	5.2
Insurance	4.9
Consumer Durables & Apparel	4.0
Automobiles & Components	3.8
Diversified Financials	3.3
Utilities	3.3
Telecommunication Services	3.2
Software & Services	3.0
Semiconductors & Semiconductor Equipment	2.7
Household & Personal Products	2.7
Real Estate	2.6
Health Care Equipment & Services	2.5
Technology Hardware & Equipment	2.3
Transportation	2.2
Commercial & Professional Services	2.0
Media & Entertainment	1.5
Retailing	1.5
Consumer Services	1.5
Investment Companies	1.4
Food & Staples Retailing	1.3
99.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	469,072	81,337,819	(80,496,459)	1,310,432	39,136
Investment of Cash Collateral for Securities Loaned – 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares – 1.0%	610,011	19,226,727	(16,526,589)	3,310,149	11,219	††
Total - 1.4%	1,079,083	100,564,546	(97,023,048)	4,620,581	50,355

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
MSCI EAFE Index	28	12/16/2022	2,402,250	2,458,260	56,010
Gross Unrealized Appreciation				56,010

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,136,797)—Note 1(c):
Unaffiliated issuers	248,856,347	344,659,373
Affiliated issuers	4,620,581	4,620,581
Cash denominated in foreign currency	117,304	116,807
Tax reclaim receivable—Note 1(b)		2,748,094
Dividends and securities lending income receivable		653,852
Receivable for shares of Common Stock subscribed		435,706
Cash collateral held by broker—Note 4		160,000
		353,394,413
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		139,719
Cash overdraft due to Custodian		24,762
Liability for securities on loan—Note 1(c)		3,310,149
Payable for shares of Common Stock redeemed		145,939
Payable for futures variation margin—Note 4		20,693
Directors’ fees and expenses payable		11,868
Interest payable—Note 2		1,184
		3,654,314
Net Assets ($)		349,740,099
Composition of Net Assets ($):
Paid-in capital		317,675,802
Total distributable earnings (loss)		32,064,297
Net Assets ($)		349,740,099

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	229,027,668	120,712,431
Shares Outstanding	14,875,418	7,834,839
Net Asset Value Per Share ($)	15.40	15.41

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $1,320,248 foreign taxes withheld at source):
Unaffiliated issuers	13,119,885
Affiliated issuers	39,136
Income from securities lending—Note 1(c)	11,219
Total Income	13,170,240
Expenses:
Management fee—Note 3(a)	1,585,859
Shareholder servicing costs—Note 3(b)	664,584
Directors’ fees—Note 3(a,c)	30,167
Loan commitment fees—Note 2	9,223
Interest expense—Note 2	4,962
Total Expenses	2,294,795
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(30,167)
Net Expenses	2,264,628
Net Investment Income	10,905,612
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,986,292
Net realized gain (loss) on futures	(2,397,517)
Net realized gain (loss) on forward foreign currency exchange contracts	8,469
Net Realized Gain (Loss)	10,597,244
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(141,143,466)
Net change in unrealized appreciation (depreciation) on futures	37,511
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(9,822)
Net Change in Unrealized Appreciation (Depreciation)	(141,115,777)
Net Realized and Unrealized Gain (Loss) on Investments	(130,518,533)
Net (Decrease) in Net Assets Resulting from Operations	(119,612,921)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	10,905,612	11,759,344
Net realized gain (loss) on investments	10,597,244	22,269,777
Net change in unrealized appreciation (depreciation) on investments	(141,115,777)	120,246,105
Net Increase (Decrease) in Net Assets Resulting from Operations	(119,612,921)	154,275,226
Distributions ($):
Distributions to shareholders:
Investor Shares	(9,959,393)	(5,282,901)
Class I	(8,541,436)	(4,218,841)
Total Distributions	(18,500,829)	(9,501,742)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	72,954,932	62,897,358
Class I	28,259,851	38,174,747
Distributions reinvested:
Investor Shares	9,802,576	5,214,308
Class I	3,188,659	1,550,599
Cost of shares redeemed:
Investor Shares	(76,999,464)	(140,275,557)
Class I	(95,386,078)	(51,038,776)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(58,179,524)	(83,477,321)
Total Increase (Decrease) in Net Assets	(196,293,274)	61,296,163
Net Assets ($):
Beginning of Period	546,033,373	484,737,210
End of Period	349,740,099	546,033,373
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	4,154,204	3,160,369
Shares issued for distributions reinvested	486,722	275,889
Shares redeemed	(4,381,681)	(7,150,523)
Net Increase (Decrease) in Shares Outstanding	259,245	(3,714,265)
Class Ia
Shares sold	1,639,092	1,929,266
Shares issued for distributions reinvested	158,561	82,129
Shares redeemed	(5,615,878)	(2,597,454)
Net Increase (Decrease) in Shares Outstanding	(3,818,225)	(586,059)

[a]

During the period ended October 31, 2022, 10,956 Class I shares representing $219,658 were exchanged for 10,959 Investor shares and during the period ended October 31, 2021, 30,028 Class I shares representing $600,030 were exchanged for 30,019 Investor shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	20.78	15.85	17.52	16.24	17.90
Investment Operations:
Net investment income[a]	.41	.39	.29	.46	.40
Net realized and unrealized gain (loss) on investments	(5.10)	4.85	(1.46)	1.22	(1.67)
Total from Investment Operations	(4.69)	5.24	(1.17)	1.68	(1.27)
Distributions:
Dividends from net investment income	(.69)	(.31)	(.50)	(.40)	(.39)
Net asset value, end of period	15.40	20.78	15.85	17.52	16.24
Total Return (%)	(23.36)	33.21	(7.01)	10.79	(7.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.27	2.00	1.80	2.76	2.24
Portfolio Turnover Rate	3.41	2.99	3.15	7.58	7.48
Net Assets, end of period ($ x 1,000)	229,028	303,693	290,572	366,092	338,147

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	20.80	15.86	17.53	16.26	17.92
Investment Operations:
Net investment income[a]	.47	.45	.33	.50	.46
Net realized and unrealized gain (loss) on investments	(5.12)	4.84	(1.46)	1.22	(1.69)
Total from Investment Operations	(4.65)	5.29	(1.13)	1.72	(1.23)
Distributions:
Dividends from net investment income	(.74)	(.35)	(.54)	(.45)	(.43)
Net asset value, end of period	15.41	20.80	15.86	17.53	16.26
Total Return (%)	(23.18)	33.58	(6.78)	11.06	(7.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36	.36	.36	.36	.36
Ratio of net expenses to average net assets	.35	.35	.35	.35	.35
Ratio of net investment income to average net assets	2.60	2.26	2.04	3.02	2.55
Portfolio Turnover Rate	3.41	2.99	3.15	7.58	7.48
Net Assets, end of period ($ x 1,000)	120,712	242,341	194,165	266,216	215,019

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB

ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to

NOTES TO FINANCIAL STATEMENTS (continued)

make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,043,142	340,807,210	††	0	342,850,352
Equity Securities - Preferred Stocks	-	1,809,021	††	-	1,809,021
Investment Companies	4,620,581	-		-	4,620,581
Other Financial Instruments:
Futures†††	56,010	-		-	56,010

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Common Stock ($)
Balance as of 10/31/2021†	1
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(1)
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2022†	0
The amount of total net gain (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2022	(1)

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $1,528 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net

NOTES TO FINANCIAL STATEMENTS (continued)

investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,844,999, accumulated capital losses $46,374,292 and unrealized appreciation $70,593,590.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. The fund has $2,403,309 of short-term capital losses and $43,970,983 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $18,500,829 and $9,501,742, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2022 was approximately $192,329 with a related weighted average annualized interest rate of 2.58%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board Members (including counsel fees). During the period ended October 31, 2022, fees reimbursed by the Adviser amounted to $30,167.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or

NOTES TO FINANCIAL STATEMENTS (continued)

other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, the fund was charged $664,584 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $102,878 and Shareholder Services Plan fees of $47,876, which are offset against an expense reimbursement currently in effect in the amount of $11,035.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures and forward foreign currency exchange contracts (“forward contracts”), during the period ended October 31, 2022, amounted to $15,137,299 and $82,748,252, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2022 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty. As of October 31, 2022 there were no forward contracts outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2022 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	56,010	[1]	Equity risk	-
Gross fair value of derivative contracts	56,010			-

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Forward Contracts	[2]	Total
Equity	(2,397,517)		-		(2,397,517)
Foreign exchange	-		8,469		8,469
Total	(2,397,517)		8,469		(2,389,048)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[3]	Forward Contracts	[4]	Total
Equity	37,511		-		37,511
Foreign exchange	-		(9,822)		(9,822)
Total	37,511		(9,822)		27,689

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net change in unrealized appreciation (depreciation) on futures.
[4]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Equity futures	7,303,762
Forward contracts	84,161

At October 31, 2022, the cost of investments for federal income tax purposes was $278,394,850; accordingly, accumulated net unrealized appreciation on investments was $70,885,104 consisting of $131,603,303 gross unrealized appreciation and $60,718,199 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon International Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Stock Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statement of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2022:

- the total amount of taxes paid to foreign countries was $1,302,788

- the total amount of income sourced from foreign countries was $15,595,771

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2023. For the fiscal year ended October 31, 2022, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $16,070,825 represents the maximum amount that may be considered qualified dividend income.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 23

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon International Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0079AR1022

BNY Mellon S&P 500 Index Fund

ANNUAL REPORT October 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, the BNY Mellon S&P 500 Index Fund (the “fund”) produced a total return of −15.03%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned −14.60% for the same period.2

Equities declined during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before fees and expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $14.6 billion, to the extent consistent with market conditions.

Increasing Inflation and Slowing Economic Growth Pressure Equities

U.S. equities started the reporting period on a mixed note. Concerns regarding the new COVID-19 Omicron variant came to the fore in November 2021. Markets recovered in December on continued economic growth and strong corporate earnings reports, despite increasingly hawkish rhetoric from the U.S. Federal Reserve (the “Fed”) regarding the tapering of the Fed’s asset-purchase program in the face of rising inflation. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine, two major suppliers of energy, agricultural products and other natural resources. As a result, equity markets weakened in January, then plunged in early February as Russia invaded its neighbor, while commodity prices rose, led by soaring energy prices.

Rapidly rising inflation marked the second half of the period. The Fed attempted to dampen the trend by raising rates five times between March and September, from a range of 0.00 – 0.25% at the beginning of the period to 3.00% – 3.25% as of October 31, 2022—its most aggressive series of rate increases in decades, with further increases projected by the end of the year. Rising rates heightened concerns that economic growth could be undermined by anti-inflationary moves. The resulting risk-off sentiment broadly undermined equity markets, with defensive, value-oriented stocks strongly outperforming more cyclical, growth-oriented shares.

2

Communication Services Lead the Equity Market Lower

Communications services led the market lower as the sector was viewed as both cyclical and interest-rate sensitive, with companies subject to supply-chain disruptions and discretionary spending constraints. Consumer discretionary shares suffered as well due to rising input prices and seemingly intractable supply-chain bottlenecks. Real estate underperformed as rising interest rates increased mortgage expenses and dampened property sales.

On the positive side, shares in oil & gas exploration & production companies soared as commodity prices climbed. Consumer staples shares advanced mildly as a value-oriented sector that typically tends to perform relatively well during times of increasing economic stress and uncertainty. Utility stocks also generated slight gains due to their value-oriented investment proposition and the ability of power generators to insulate profits from rising input expenses by hedging energy costs.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations. These derivatives helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation, tightening Fed policy and geopolitical uncertainties related to the war in Ukraine are likely to continue posing challenges for equity investors for the foreseeable future. With inflation in the United States currently running well above the Fed’s 2% target rate, the question remains open as to how soon the Fed can bring inflation under control and to what extent its actions will slow economic growth. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2022

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon S&P 500 Index Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon S&P 500 Index Fund on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2022
	1 Year	5 Years	10 Years
Fund	-15.03%	9.89%	12.23%
S&P 500® Index	-14.60%	10.44%	12.78%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon S&P 500 Index Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

Expenses paid per $1,000†	$2.45
Ending value (after expenses)	$942.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

Expenses paid per $1,000†	$2.55
Ending value (after expenses)	$1,022.68
†	Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 2.3%
Aptiv PLC	16,295	[a]	1,483,986
BorgWarner Inc.	14,881		558,484
Ford Motor Co.	230,349		3,079,766
General Motors Co.	85,493		3,355,600
Tesla Inc.	156,516	[a]	35,613,651
			44,091,487
Banks - 3.9%
Bank of America Corp.	410,802		14,805,304
Citigroup Inc.	113,705		5,214,511
Citizens Financial Group Inc.	28,146		1,151,171
Comerica Inc.	8,091		570,416
Fifth Third Bancorp	39,658		1,415,394
First Republic Bank	10,589		1,271,739
Huntington Bancshares Inc.	83,822		1,272,418
JPMorgan Chase & Co.	172,331		21,693,026
KeyCorp	55,615		993,840
M&T Bank Corp.	10,320		1,737,578
Regions Financial Corp.	56,328		1,236,400
Signature Bank	3,540		561,196
SVB Financial Group	3,439	[a]	794,271
The PNC Financial Services Group Inc.	24,101		3,900,265
Truist Financial Corp.	77,417		3,467,507
U.S. Bancorp	79,533		3,376,176
Wells Fargo & Co.	222,896		10,250,987
Zions Bancorp NA	8,354		433,907
			74,146,106
Capital Goods - 5.7%
3M Co.	32,377		4,072,703
A.O. Smith Corp.	7,659		419,560
Allegion PLC	4,919		515,364
AMETEK Inc.	13,423		1,740,426
Carrier Global Corp.	49,961		1,986,449
Caterpillar Inc.	31,109		6,733,854
Cummins Inc.	8,245		2,015,985
Deere & Co.	16,344		6,469,282
Dover Corp.	8,661		1,131,906
Eaton Corp.	23,423		3,515,090
Emerson Electric Co.	34,488		2,986,661
Fastenal Co.	33,353		1,611,950
Fortive Corp.	20,637		1,318,704
Fortune Brands Home & Security Inc.	8,036		484,732

6

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Capital Goods - 5.7% (continued)
Generac Holdings Inc.	3,844	[a]	445,558
General Dynamics Corp.	13,112		3,275,378
General Electric Co.	64,204		4,995,713
Honeywell International Inc.	39,589		8,076,948
Howmet Aerospace Inc.	22,357		794,791
Huntington Ingalls Industries Inc.	2,391		614,654
IDEX Corp.	4,311		958,378
Illinois Tool Works Inc.	16,491		3,521,323
Ingersoll Rand Inc.	23,236		1,173,418
Johnson Controls International PLC	40,332		2,332,803
L3Harris Technologies Inc.	11,185		2,756,767
Lockheed Martin Corp.	13,867		6,748,792
Masco Corp.	13,253		613,216
Nordson Corp.	3,241		729,225
Northrop Grumman Corp.	8,541		4,689,094
Otis Worldwide Corp.	24,500		1,730,680
PACCAR Inc.	20,474		1,982,497
Parker-Hannifin Corp.	7,546		2,193,019
Pentair PLC	9,594		412,062
Quanta Services Inc.	8,532		1,211,885
Raytheon Technologies Corp.	86,766		8,227,152
Rockwell Automation Inc.	6,746		1,722,254
Snap-on Inc.	3,184		707,007
Stanley Black & Decker Inc.	8,777		688,907
Textron Inc.	12,556		859,333
The Boeing Company	32,917	[a]	4,691,002
Trane Technologies PLC	13,477		2,151,334
TransDigm Group Inc.	3,044		1,752,613
United Rentals Inc.	4,213	[a]	1,330,086
W.W. Grainger Inc.	2,602		1,520,479
Westinghouse Air Brake Technologies Corp.	10,923		1,018,897
Xylem Inc.	10,410		1,066,296
			109,994,227
Commercial & Professional Services - .9%
Cintas Corp.	5,116		2,187,346
Copart Inc.	12,786	[a]	1,470,646
CoStar Group Inc.	23,298	[a]	1,927,211
Equifax Inc.	7,234		1,226,452
Jacobs Solutions Inc.	7,392		851,706
Leidos Holdings Inc.	7,788		791,183
Republic Services Inc.	12,154		1,611,863
Robert Half International Inc.	6,500		496,990

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Commercial & Professional Services - .9% (continued)
Rollins Inc.	13,215		556,087
Verisk Analytics Inc.	9,304		1,701,050
Waste Management Inc.	22,103		3,500,452
			16,320,986
Consumer Durables & Apparel - .7%
D.R. Horton Inc.	18,361		1,411,594
Garmin Ltd.	8,944		787,430
Hasbro Inc.	7,493		488,918
Lennar Corp., Cl. A	14,819		1,195,893
Mohawk Industries Inc.	2,847	[a]	269,753
Newell Brands Inc.	23,773		328,305
NIKE Inc., Cl. B	74,258		6,882,231
NVR Inc.	181	[a]	767,033
PulteGroup Inc.	14,056		562,099
Ralph Lauren Corp.	2,448		226,905
Tapestry Inc.	14,644		463,922
VF Corp.	19,505		551,016
Whirlpool Corp.	3,044		420,803
			14,355,902
Consumer Services - 2.0%
Booking Holdings Inc.	2,325	[a]	4,346,541
Caesars Entertainment Inc.	12,568	[a]	549,599
Carnival Corp.	55,187	[a,b]	499,994
Chipotle Mexican Grill Inc.	1,617	[a]	2,422,800
Darden Restaurants Inc.	7,122		1,019,443
Domino's Pizza Inc.	2,165		719,300
Expedia Group Inc.	8,991	[a]	840,389
Hilton Worldwide Holdings Inc.	16,287		2,202,980
Las Vegas Sands Corp.	20,061	[a]	762,519
Marriott International Inc., Cl. A	16,100		2,577,771
McDonald's Corp.	43,234		11,788,182
MGM Resorts International	18,720		665,870
Norwegian Cruise Line Holdings Ltd.	23,855	[a]	402,911
Royal Caribbean Cruises Ltd.	13,455	[a]	718,228
Starbucks Corp.	67,267		5,824,650
Wynn Resorts Ltd.	5,843	[a,b]	373,368
Yum! Brands Inc.	16,637		1,967,325
			37,681,870
Diversified Financials - 5.2%
American Express Co.	35,231		5,230,042
Ameriprise Financial Inc.	6,302		1,948,074
Berkshire Hathaway Inc., Cl. B	106,060	[a]	31,297,245
BlackRock Inc.	8,841		5,710,490

8

Description	Shares	Value ($)
Common Stocks - 99.6% (continued)
Diversified Financials - 5.2% (continued)
Capital One Financial Corp.	22,576	2,393,508
Cboe Global Markets Inc.	6,064	754,968
CME Group Inc.	21,275	3,686,957
Discover Financial Services	16,328	1,705,623
FactSet Research Systems Inc.	2,277	968,841
Franklin Resources Inc.	17,323	406,224
Intercontinental Exchange Inc.	33,045	3,158,111
Invesco Ltd.	24,999	382,985
MarketAxess Holdings Inc.	2,291	559,096
Moody's Corp.	9,274	2,456,404
Morgan Stanley	78,693	6,466,204
MSCI Inc.	4,797	2,249,121
Nasdaq Inc.	20,239	1,259,675
Northern Trust Corp.	12,322	1,039,361
Raymond James Financial Inc.	11,022	1,302,139
S&P Global Inc.	20,021	6,431,746
State Street Corp.	21,795	1,612,830
Synchrony Financial	28,014	996,178
T. Rowe Price Group Inc.	13,144	1,395,367
The Bank of New York Mellon Corp.	42,607	1,794,181
The Charles Schwab Corp.	89,730	7,148,789
The Goldman Sachs Group Inc.	20,060	6,910,871
		99,265,030
Energy - 5.3%
APA Corp.	20,367	925,884
Baker Hughes Co.	59,899	1,656,806
Chevron Corp.	105,825	19,143,742
ConocoPhillips	74,809	9,432,667
Coterra Energy Inc.	46,753	1,455,421
Devon Energy Corp.	38,857	3,005,589
Diamondback Energy Inc.	10,391	1,632,530
EOG Resources Inc.	34,426	4,699,838
EQT Corp.	19,661	822,616
Exxon Mobil Corp.	244,909	27,138,366
Halliburton Co.	53,189	1,937,143
Hess Corp.	16,295	2,298,899
Kinder Morgan Inc.	115,662	2,095,795
Marathon Oil Corp.	39,503	1,202,866
Marathon Petroleum Corp.	29,375	3,337,587
Occidental Petroleum Corp.	44,210	3,209,646
ONEOK Inc.	26,722	1,585,149
Phillips 66	28,115	2,932,113
Pioneer Natural Resources Co.	14,174	3,634,355

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 5.3% (continued)
Schlumberger Ltd.	82,910		4,313,807
Targa Resources Corp.	12,022		821,944
The Williams Companies	72,187		2,362,681
Valero Energy Corp.	23,371		2,934,229
			102,579,673
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	26,030		13,054,045
Sysco Corp.	29,739		2,574,208
The Kroger Company	38,130		1,803,168
Walgreens Boots Alliance Inc.	42,676		1,557,674
Walmart Inc.	83,763		11,921,988
			30,911,083
Food, Beverage & Tobacco - 3.7%
Altria Group Inc.	105,824		4,896,476
Archer-Daniels-Midland Co.	32,941		3,194,618
Brown-Forman Corp., Cl. B	10,814		735,352
Campbell Soup Co.	11,789		623,756
Conagra Brands Inc.	27,739		1,018,021
Constellation Brands Inc., Cl. A	9,293		2,296,114
General Mills Inc.	35,304		2,880,100
Hormel Foods Corp.	16,907		785,330
Kellogg Co.	14,717		1,130,560
Keurig Dr. Pepper Inc.	49,373		1,917,647
Lamb Weston Holdings Inc.	8,822		760,633
McCormick & Co.	14,687		1,154,986
Molson Coors Beverage Co., Cl. B	11,017		555,587
Mondelez International Inc., Cl. A	80,540		4,951,599
Monster Beverage Corp.	22,966	[a]	2,152,374
PepsiCo Inc.	81,100		14,726,138
Philip Morris International Inc.	91,094		8,366,984
The Coca-Cola Company	228,721		13,688,952
The Hershey Company	8,641		2,063,212
The J.M. Smucker Company	6,262		943,433
The Kraft Heinz Company	46,379		1,784,200
Tyson Foods Inc., Cl. A	17,153		1,172,408
			71,798,480
Health Care Equipment & Services - 6.4%
Abbott Laboratories	102,909		10,181,816
ABIOMED Inc.	2,762	[a]	696,245
Align Technology Inc.	4,271	[a]	829,855
AmerisourceBergen Corp.	9,193		1,445,323
Baxter International Inc.	29,491		1,602,836
Becton Dickinson & Co.	16,759		3,954,621

10

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Health Care Equipment & Services - 6.4% (continued)
Boston Scientific Corp.	84,354	[a]	3,636,501
Cardinal Health Inc.	15,524		1,178,272
Centene Corp.	33,678	[a]	2,867,008
Cigna Corp.	17,930		5,792,466
CVS Health Corp.	77,018		7,293,605
DaVita Inc.	3,169	[a]	231,369
Dentsply Sirona Inc.	12,936		398,688
DexCom Inc.	23,133	[a]	2,794,004
Edwards Lifesciences Corp.	36,165	[a]	2,619,431
Elevance Health Inc.	14,104		7,711,644
HCA Healthcare Inc.	12,734		2,769,263
Henry Schein Inc.	7,726	[a]	528,922
Hologic Inc.	14,876	[a]	1,008,593
Humana Inc.	7,446		4,155,464
IDEXX Laboratories Inc.	4,812	[a]	1,730,780
Intuitive Surgical Inc.	20,965	[a]	5,167,244
Laboratory Corp. of America Holdings	5,230		1,160,328
McKesson Corp.	8,421		3,278,885
Medtronic PLC	78,081		6,819,595
Molina Healthcare Inc.	3,497	[a]	1,254,933
Quest Diagnostics Inc.	6,748		969,350
ResMed Inc.	8,498		1,900,918
Steris PLC	6,000		1,035,480
Stryker Corp.	19,665		4,508,005
Teleflex Inc.	2,731		585,963
The Cooper Companies	2,928		800,486
UnitedHealth Group Inc.	54,967		30,514,930
Universal Health Services Inc., Cl. B	3,821		442,739
Zimmer Biomet Holdings Inc.	12,532		1,420,502
			123,286,064
Household & Personal Products - 1.6%
Church & Dwight Co.	14,684		1,088,525
Colgate-Palmolive Co.	48,847		3,606,862
Kimberly-Clark Corp.	19,803		2,464,681
The Clorox Company	7,221		1,054,555
The Estee Lauder Companies, Cl. A	13,682		2,743,104
The Procter & Gamble Company	140,421		18,910,496
			29,868,223
Insurance - 2.4%
Aflac Inc.	33,792		2,200,197
American International Group Inc.	44,869		2,557,533
Aon PLC, Cl. A	12,376		3,483,720
Arch Capital Group Ltd.	21,679	[a]	1,246,543

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 99.6% (continued)
Insurance - 2.4% (continued)
Arthur J. Gallagher & Co.	12,409	2,321,476
Assurant Inc.	3,051	414,509
Brown & Brown Inc.	13,451	790,784
Chubb Ltd.	24,542	5,273,830
Cincinnati Financial Corp.	9,147	945,068
Everest Re Group Ltd.	2,357	760,510
Globe Life Inc.	5,527	638,479
Lincoln National Corp.	9,397	506,216
Loews Corp.	11,133	634,804
Marsh & McLennan Cos.	29,324	4,735,533
MetLife Inc.	39,389	2,883,669
Principal Financial Group Inc.	13,858	1,221,306
Prudential Financial Inc.	21,860	2,299,453
The Allstate Corp.	15,865	2,002,956
The Hartford Financial Services Group Inc.	18,989	1,374,993
The Progressive Corp.	34,620	4,445,208
The Travelers Companies	14,106	2,601,993
W.R. Berkley Corp.	12,416	923,502
Willis Towers Watson PLC	6,394	1,395,235
		45,657,517
Materials - 2.5%
Air Products & Chemicals Inc.	13,100	3,280,240
Albemarle Corp.	6,913	1,934,741
Amcor PLC	90,128	1,043,682
Avery Dennison Corp.	4,785	811,297
Ball Corp.	18,753	926,211
Celanese Corp.	5,858	563,071
CF Industries Holdings Inc.	11,731	1,246,536
Corteva Inc.	42,407	2,770,873
Dow Inc.	42,203	1,972,568
DuPont de Nemours Inc.	29,109	1,665,035
Eastman Chemical Co.	7,502	576,229
Ecolab Inc.	14,628	2,297,620
FMC Corp.	7,698	915,292
Freeport-McMoRan Inc.	83,665	2,651,344
International Flavors & Fragrances Inc.	14,952	1,459,465
International Paper Co.	21,740	730,681
Linde PLC	29,245	8,696,001
LyondellBasell Industries NV, Cl. A	14,480	1,106,996
Martin Marietta Materials Inc.	3,619	1,215,912
Newmont Corp.	46,693	1,976,048
Nucor Corp.	15,310	2,011,428

12

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 2.5% (continued)
Packaging Corp. of America	5,623		675,941
PPG Industries Inc.	13,648		1,558,329
Sealed Air Corp.	9,129		434,723
The Mosaic Company	20,290		1,090,588
The Sherwin-Williams Company	13,860		3,118,916
Vulcan Materials Co.	7,766		1,271,294
WestRock Co.	13,947		475,035
			48,476,096
Media & Entertainment - 6.1%
Activision Blizzard Inc.	41,551		3,024,913
Alphabet Inc., Cl. A	352,351	[a]	33,300,693
Alphabet Inc., Cl. C	315,083	[a]	29,825,757
Charter Communications Inc., Cl. A	6,457	[a]	2,373,722
Comcast Corp., Cl. A	258,786		8,213,868
DISH Network Corp., Cl. A	15,713	[a]	234,281
Electronic Arts Inc.	15,722		1,980,343
Fox Corp., Cl. A	18,108		522,778
Fox Corp., Cl. B	8,667		235,742
Live Nation Entertainment Inc.	8,270	[a]	658,375
Match Group Inc.	16,582	[a]	716,342
Meta Platforms Inc., Cl. A	134,022	[a]	12,485,490
Netflix Inc.	26,068	[a]	7,608,728
News Corporation, Cl. A	23,170		390,878
News Corporation, Cl. B	8,556	[b]	146,564
Omnicom Group Inc.	12,179		886,022
Paramount Global, Cl. B	29,711	[b]	544,306
Take-Two Interactive Software Inc.	9,505	[a]	1,126,152
The Interpublic Group of Companies	22,301		664,347
The Walt Disney Company	107,131	[a]	11,413,737
Warner Bros Discovery Inc.	128,361	[a]	1,668,693
			118,021,731
Pharmaceuticals Biotechnology & Life Sciences - 8.8%
AbbVie Inc.	103,901		15,211,106
Agilent Technologies Inc.	17,641		2,440,632
Amgen Inc.	31,402		8,489,531
Biogen Inc.	8,610	[a]	2,440,418
Bio-Rad Laboratories Inc., Cl. A	1,294	[a]	455,113
Bio-Techne Corp.	2,216		656,512
Bristol-Myers Squibb Co.	125,477		9,720,703
Catalent Inc.	10,332	[a]	679,122
Charles River Laboratories International Inc.	3,058	[a]	649,061
Danaher Corp.	38,473		9,682,500

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.8% (continued)
Eli Lilly & Co.	46,344		16,780,699
Gilead Sciences Inc.	73,423		5,760,769
Illumina Inc.	9,207	[a]	2,106,746
Incyte Corp.	11,228	[a]	834,690
IQVIA Holdings Inc.	10,867	[a]	2,278,484
Johnson & Johnson	154,502		26,878,713
Merck & Co. Inc.	148,867		15,065,340
Mettler-Toledo International Inc.	1,343	[a]	1,698,801
Moderna Inc.	19,974	[a]	3,002,691
Organon & Co.	14,390		376,730
PerkinElmer Inc.	7,217		964,047
Pfizer Inc.	329,806		15,352,469
Regeneron Pharmaceuticals Inc.	6,299	[a]	4,716,376
Thermo Fisher Scientific Inc.	23,023		11,833,131
Vertex Pharmaceuticals Inc.	15,057	[a]	4,697,784
Viatris Inc.	71,951		728,864
Waters Corp.	3,566	[a]	1,066,840
West Pharmaceutical Services Inc.	4,285		985,979
Zoetis Inc.	27,510		4,147,958
			169,701,809
Real Estate - 2.6%
Alexandria Real Estate Equities Inc.	8,928	[c]	1,297,238
American Tower Corp.	27,506	[c]	5,698,968
AvalonBay Communities Inc.	8,291	[c]	1,451,920
Boston Properties Inc.	8,556	[c]	622,021
Camden Property Trust	6,185	[c]	714,677
CBRE Group Inc., Cl. A	18,569	[a]	1,317,285
Crown Castle Inc.	25,632	[c]	3,415,720
Digital Realty Trust Inc.	17,007	[c]	1,704,952
Equinix Inc.	5,313	[c]	3,009,496
Equity Residential	19,619	[c]	1,236,389
Essex Property Trust Inc.	3,784	[c]	840,956
Extra Space Storage Inc.	8,018	[c]	1,422,714
Federal Realty Investment Trust	4,235	[c]	419,180
Healthpeak Properties Inc.	30,864	[c]	732,403
Host Hotels & Resorts Inc.	41,345	[c]	780,594
Invitation Homes Inc.	33,887	[c]	1,073,879
Iron Mountain Inc.	17,157	[c]	859,051
Kimco Realty Corp.	35,531	[c]	759,653
Mid-America Apartment Communities Inc.	6,849	[c]	1,078,375
Prologis Inc.	54,152	[c]	5,997,334

14

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Real Estate - 2.6% (continued)
Public Storage	9,267	[c]	2,870,453
Realty Income Corp.	36,292	[c]	2,259,903
Regency Centers Corp.	8,808	[c]	532,972
SBA Communications Corp.	6,383	[c]	1,722,772
Simon Property Group Inc.	19,067	[c]	2,077,922
UDR Inc.	17,484	[c]	695,164
Ventas Inc.	23,077	[c]	903,003
VICI Properties Inc.	56,539	[c]	1,810,379
Vornado Realty Trust	9,934	[b,c]	234,343
Welltower Inc.	27,277	[c]	1,664,988
Weyerhaeuser Co.	44,393	[c]	1,373,075
			50,577,779
Retailing - 5.8%
Advance Auto Parts Inc.	3,494		663,580
Amazon.com Inc.	520,839	[a]	53,354,747
AutoZone Inc.	1,143	[a]	2,895,082
Bath & Body Works Inc.	13,832		461,712
Best Buy Co.	12,031		823,041
CarMax Inc.	9,758	[a,b]	614,852
Dollar General Corp.	13,339		3,402,112
Dollar Tree Inc.	12,448	[a]	1,973,008
eBay Inc.	31,913		1,271,414
Etsy Inc.	7,510	[a]	705,264
Genuine Parts Co.	8,336		1,482,641
LKQ Corp.	14,809		823,973
Lowe's Cos.	37,798		7,368,720
O'Reilly Automotive Inc.	3,747	[a]	3,136,876
Pool Corp.	2,278		693,036
Ross Stores Inc.	20,718		1,982,505
Target Corp.	27,369		4,495,358
The Home Depot Inc.	60,395		17,884,771
The TJX Companies	68,695		4,952,909
Tractor Supply Co.	6,519		1,432,681
Ulta Beauty Inc.	3,085	[a]	1,293,756
			111,712,038
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices Inc.	94,865	[a]	5,697,592
Analog Devices Inc.	30,546		4,356,471
Applied Materials Inc.	51,122		4,513,561
Broadcom Inc.	23,730		11,155,948
Enphase Energy Inc.	7,886	[a]	2,421,002
Intel Corp.	242,020		6,880,629
KLA Corp.	8,290		2,623,370

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Semiconductors & Semiconductor Equipment - 4.7% (continued)
Lam Research Corp.	8,041		3,254,836
Microchip Technology Inc.	32,649		2,015,749
Micron Technology Inc.	64,510		3,489,991
Monolithic Power Systems Inc.	2,560		868,992
NVIDIA Corp.	147,147		19,860,431
NXP Semiconductors NV	15,506		2,265,116
ON Semiconductor Corp.	25,254	[a]	1,551,353
Qorvo Inc.	6,222	[a]	535,590
Qualcomm Inc.	65,796		7,741,557
Skyworks Solutions Inc.	9,504		817,439
SolarEdge Technologies Inc.	3,302	[a]	759,559
Teradyne Inc.	9,479		771,117
Texas Instruments Inc.	53,693		8,624,707
			90,205,010
Software & Services - 12.7%
Accenture PLC, Cl. A	37,171		10,552,847
Adobe Inc.	27,502	[a]	8,759,387
Akamai Technologies Inc.	9,446	[a]	834,365
Ansys Inc.	5,241	[a]	1,159,099
Autodesk Inc.	12,877	[a]	2,759,541
Automatic Data Processing Inc.	24,418		5,901,831
Broadridge Financial Solutions Inc.	6,778		1,017,107
Cadence Design Systems Inc.	15,970	[a]	2,417,698
Ceridian HCM Holding Inc.	8,993	[a]	595,247
Cognizant Technology Solutions Corp., Cl. A	30,707		1,911,511
DXC Technology Co.	13,294	[a]	382,203
EPAM Systems Inc.	3,434	[a]	1,201,900
Fidelity National Information Services Inc.	35,463		2,943,074
Fiserv Inc.	37,882	[a]	3,891,997
FLEETCOR Technologies Inc.	4,581	[a]	852,616
Fortinet Inc.	38,376	[a]	2,193,572
Gartner Inc.	4,574	[a]	1,380,982
Global Payments Inc.	16,087		1,838,101
International Business Machines Corp.	53,236		7,362,006
Intuit Inc.	16,576		7,086,240
Jack Henry & Associates Inc.	4,242		844,413
Mastercard Inc., Cl. A	50,139		16,454,617
Microsoft Corp.	438,258		101,732,830
NortonLifeLock Inc.	33,822		762,010
Oracle Corp.	89,264		6,968,840
Paychex Inc.	19,021		2,250,375

16

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 12.7% (continued)
Paycom Software Inc.	2,927	[a]	1,012,742
PayPal Holdings Inc.	67,903	[a]	5,675,333
PTC Inc.	6,142	[a]	723,712
Roper Technologies Inc.	6,144		2,546,934
Salesforce Inc.	58,448	[a]	9,503,060
ServiceNow Inc.	11,841	[a]	4,981,982
Synopsys Inc.	8,919	[a]	2,609,253
Tyler Technologies Inc.	2,439	[a]	788,602
Verisign Inc.	5,485	[a]	1,099,523
Visa Inc., Cl. A	96,081	[b]	19,904,140
			242,899,690
Technology Hardware & Equipment - 8.8%
Amphenol Corp., Cl. A	34,911		2,647,301
Apple Inc.	887,724		136,123,598
Arista Networks Inc.	14,538	[a]	1,757,063
CDW Corp.	7,892		1,363,817
Cisco Systems Inc.	243,341		11,054,982
Corning Inc.	44,012		1,415,866
F5 Inc.	3,627	[a]	518,335
Hewlett Packard Enterprise Co.	76,105		1,086,018
HP Inc.	53,079		1,466,042
Juniper Networks Inc.	18,260		558,756
Keysight Technologies Inc.	10,690	[a]	1,861,663
Motorola Solutions Inc.	9,886		2,468,633
NetApp Inc.	12,729		881,738
Seagate Technology Holdings PLC	11,579		575,013
TE Connectivity Ltd.	18,584		2,271,522
Teledyne Technologies Inc.	2,781	[a]	1,106,782
Trimble Inc.	14,820	[a]	891,571
Western Digital Corp.	18,708	[a]	642,994
Zebra Technologies Corp., Cl. A	3,063	[a]	867,503
			169,559,197
Telecommunication Services - 1.2%
AT&T Inc.	418,755		7,633,904
Lumen Technologies Inc.	53,418		393,156
T-Mobile US Inc.	35,373	[a]	5,361,132
Verizon Communications Inc.	246,794		9,222,692
			22,610,884
Transportation - 1.7%
Alaska Air Group Inc.	7,750	[a]	344,565
American Airlines Group Inc.	37,613	[a]	533,352
C.H. Robinson Worldwide Inc.	7,056		689,512
CSX Corp.	125,254		3,639,881

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Transportation - 1.7% (continued)
Delta Air Lines Inc.	37,482	[a]	1,271,764
Expeditors International of Washington Inc.	9,671		946,307
FedEx Corp.	14,188		2,274,053
J.B. Hunt Transport Services Inc.	5,008		856,719
Norfolk Southern Corp.	13,802		3,147,822
Old Dominion Freight Line Inc.	5,425		1,489,705
Southwest Airlines Co.	35,486	[a]	1,289,916
Union Pacific Corp.	36,697		7,234,447
United Airlines Holdings Inc.	19,537	[a]	841,654
United Parcel Service Inc., Cl. B	43,007		7,215,284
			31,774,981
Utilities - 3.0%
Alliant Energy Corp.	14,836		773,994
Ameren Corp.	14,922		1,216,441
American Electric Power Co.	30,398		2,672,592
American Water Works Co.	10,891		1,582,898
Atmos Energy Corp.	8,065		859,326
CenterPoint Energy Inc.	37,656		1,077,338
CMS Energy Corp.	17,482		997,348
Consolidated Edison Inc.	20,529		1,805,731
Constellation Energy Corp.	19,461		1,839,843
Dominion Energy Inc.	48,922		3,423,072
DTE Energy Co.	11,292		1,265,946
Duke Energy Corp.	45,489		4,238,665
Edison International	22,413		1,345,677
Entergy Corp.	12,031		1,289,001
Evergy Inc.	13,776		842,127
Eversource Energy	20,608		1,571,978
Exelon Corp.	58,373		2,252,614
FirstEnergy Corp.	32,718		1,233,796
NextEra Energy Inc.	115,459		8,948,072
NiSource Inc.	23,675		608,211
NRG Energy Inc.	13,543		601,309
PG&E Corp.	88,130	[a]	1,315,781
Pinnacle West Capital Corp.	6,640		446,274
PPL Corp.	43,245		1,145,560
Public Service Enterprise Group Inc.	29,396		1,648,234
Sempra Energy	18,604		2,808,088
The AES Corp.	38,060		995,650
The Southern Company	62,049		4,062,969
WEC Energy Group Inc.	18,286		1,670,060

18

Description		Shares		Value ($)
Common Stocks - 99.6% (continued)
Utilities - 3.0% (continued)
Xcel Energy Inc.		31,970		2,081,567
				56,620,162
Total Common Stocks (cost $446,745,926)				1,912,116,025
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,395,291)	3.23	6,395,291	[d]	6,395,291

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $505,374)	3.23	505,374	[d]	505,374
Total Investments (cost $453,646,591)		100.0%		1,919,016,690
Cash and Receivables (Net)		.0%		547,066
Net Assets		100.0%		1,919,563,756

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $19,291,520 and the value of the collateral was $19,852,411, consisting of cash collateral of $505,374 and U.S. Government & Agency securities valued at $19,347,037. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.2
Health Care	15.3
Financials	11.4
Consumer Discretionary	10.8
Industrials	8.2
Communication Services	7.3
Consumer Staples	6.9
Energy	5.4
Utilities	3.0
Real Estate	2.6
Materials	2.5
Investment Companies	.4
100.0

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	14,232,745	244,064,116	(251,901,570)	6,395,291	115,464
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	67,416	26,883,259	(26,445,301)	505,374	39,731	††
Total - .4%	14,300,161	270,947,375	(278,346,871)	6,900,665	155,195

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	46	12/16/2022	8,440,097	8,930,900	490,803
Gross Unrealized Appreciation				490,803

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $19,291,520)—Note 1(c):
Unaffiliated issuers	446,745,926	1,912,116,025
Affiliated issuers	6,900,665	6,900,665
Cash		2,167,024
Dividends and securities lending income receivable		1,442,826
Cash collateral held by broker—Note 4		740,000
Receivable for shares of Common Stock subscribed		432,244
		1,923,798,784
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		781,246
Payable for shares of Common Stock redeemed		1,481,708
Payable for investment securities purchased		1,246,477
Liability for securities on loan—Note 1(c)		505,374
Directors’ fees and expenses payable		129,295
Payable for futures variation margin—Note 4		88,999
Interest payable—Note 2		1,929
		4,235,028
Net Assets ($)		1,919,563,756
Composition of Net Assets ($):
Paid-in capital		276,819,510
Total distributable earnings (loss)		1,642,744,246
Net Assets ($)		1,919,563,756

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)	39,122,009
Net Asset Value Per Share ($)	49.07

See notes to financial statements.

21

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $7,578 foreign taxes withheld at source):
Unaffiliated issuers	34,075,935
Affiliated issuers	115,464
Income from securities lending—Note 1(c)	39,731
Interest	5,646
Total Income	34,236,776
Expenses:
Management fee—Note 3(a)	5,582,630
Shareholder servicing costs—Note 3(b)	5,582,630
Directors’ fees—Note 3(a,c)	165,600
Loan commitment fees—Note 2	46,644
Interest expense—Note 2	8,523
Total Expenses	11,386,027
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(165,600)
Net Expenses	11,220,427
Net Investment Income	23,016,349
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	202,176,852
Net realized gain (loss) on futures	(3,095,858)
Net Realized Gain (Loss)	199,080,994
Net change in unrealized appreciation (depreciation) on investments	(585,967,188)
Net change in unrealized appreciation (depreciation) on futures	(310,865)
Net Change in Unrealized Appreciation (Depreciation)	(586,278,053)
Net Realized and Unrealized Gain (Loss) on Investments	(387,197,059)
Net (Decrease) in Net Assets Resulting from Operations	(364,180,710)

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	23,016,349	22,999,842
Net realized gain (loss) on investments	199,080,994	307,456,018
Net change in unrealized appreciation (depreciation) on investments	(586,278,053)	498,798,243
Net Increase (Decrease) in Net Assets Resulting from Operations	(364,180,710)	829,254,103
Distributions ($):
Distributions to shareholders	(295,559,138)	(252,882,658)
Capital Stock Transactions ($):
Net proceeds from shares sold	216,279,637	267,327,204
Distributions reinvested	286,737,423	246,115,792
Cost of shares redeemed	(477,214,418)	(615,301,976)
Increase (Decrease) in Net Assets from Capital Stock Transactions	25,802,642	(101,858,980)
Total Increase (Decrease) in Net Assets	(633,937,206)	474,512,465
Net Assets ($):
Beginning of Period	2,553,500,962	2,078,988,497
End of Period	1,919,563,756	2,553,500,962
Capital Share Transactions (Shares):
Shares sold	3,945,295	4,624,629
Shares issued for distributions reinvested	4,859,956	4,722,099
Shares redeemed	(8,781,762)	(10,632,400)
Net Increase (Decrease) in Shares Outstanding	23,489	(1,285,672)

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	65.31	51.48	53.93	55.44	56.66
Investment Operations:
Net investment income[a]	.56	.56	.71	.79	.78
Net realized and unrealized gain (loss) on investments	(9.08)	19.58	4.07	5.03	2.97
Total from Investment Operations	(8.52)	20.14	4.78	5.82	3.75
Distributions:
Dividends from net investment income	(.58)	(.75)	(.85)	(.84)	(.86)
Dividends from net realized gain on investments	(7.14)	(5.56)	(6.38)	(6.49)	(4.11)
Total Distributions	(7.72)	(6.31)	(7.23)	(7.33)	(4.97)
Net asset value, end of period	49.07	65.31	51.48	53.93	55.44
Total Return (%)	(15.03)	42.21	9.13	13.76	6.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.03	.95	1.41	1.55	1.39
Portfolio Turnover Rate	1.89	3.31	2.43	2.81	3.06
Net Assets, end of period ($ x 1,000)	1,919,564	2,553,501	2,078,988	2,272,556	2,428,012

a Based on average shares outstanding.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon S&P 500 Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

25

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

26

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,912,116,025	-	-	1,912,116,025
Investment Companies	6,900,665	-	-	6,900,665

27

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:
Futures††	490,803	-	-	490,803

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period

28

ended October 31, 2022, BNY Mellon earned $5,417 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

29

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $18,339,325, undistributed capital gains $174,836,326 and unrealized appreciation $1,449,568,595.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $26,336,928 and $31,640,973, and long-term capital gains $269,222,210 and $221,241,685, respectively.

During the period ended October 31, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $22,067,441 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

30

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2022 was approximately $457,534 with a related weighted average annualized interest rate of 1.86%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board Members (including counsel fees). During the period ended October 31, 2022, fees reimbursed by the Adviser amounted to $165,600.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, the fund was charged $5,582,630 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $396,048 and Shareholder Services Plan fees of $396,048, which are

31

NOTES TO FINANCIAL STATEMENTS (continued)

offset against an expense reimbursement currently in effect in the amount of $10,850.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2022, amounted to $42,003,074 and $284,475,956, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2022 are set forth in the Statement of Investments.

32

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Equity futures	15,531,278

At October 31, 2022, the cost of investments for federal income tax purposes was $469,448,095; accordingly, accumulated net unrealized appreciation on investments was $1,449,568,595, consisting of $1,490,637,089 gross unrealized appreciation and $41,068,494 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon S&P 500 Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statement of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2022

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2022 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $26,336,928 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. The fund also hereby reports $7.0314 per share as a long-term capital gain distribution and $.1065 per share as a short-term capital gain distribution paid on December 22, 2021.

35

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

36

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 23

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

38

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

39

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

40

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41

For More Information

BNY Mellon S&P 500 Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0078AR1022

BNY Mellon Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, the BNY Mellon Smallcap Stock Index Fund’s (the “fund”) Investor shares produced a total return of −12.29%, and its Class I shares returned −12.08%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a −11.81% total return for the same period.2,3

Equities declined during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before fees and expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index composed of 601 domestic stocks. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $850 million and $3.7 billion, to the extent consistent with market conditions.

Increasing Inflation and Slowing Economic Growth Pressure Equities

U.S. equities started the reporting period on a mixed note. Concerns regarding the new COVID-19 Omicron variant came to the fore in November 2021. Markets recovered in December on continued economic growth and strong corporate earnings reports, despite increasingly hawkish rhetoric from the U.S. Federal Reserve (the “Fed”) regarding the tapering of the Fed’s asset-purchase program in the face of rising inflation. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine, two major suppliers of energy, agricultural products and other natural resources. As a result, equity markets weakened in January, then plunged in early February as Russia invaded its neighbor, while commodity prices rose, led by soaring energy prices.

2

Rapidly rising inflation marked the second half of the period. The Fed attempted to dampen the trend by raising rates five times between March and September, from a range of 0.00% – 0.25% at the beginning of the period to 3.00% – 3.25% as of October 31, 2022, its most aggressive series of rate increases in decades, with further increases projected by the end of the year. Rising rates heightened concerns that economic growth could be undermined by anti-inflationary moves. The resulting risk-off sentiment broadly undermined equity markets, with defensive, value-oriented stocks strongly outperforming more cyclical, growth-oriented shares.

Communication Services Lead the Equity Market Lower

Communications services led the market lower as the sector was viewed as both cyclical and interest-rate sensitive, with companies subject to supply-chain disruptions and discretionary spending constraints. Consumer discretionary shares suffered as well due to rising input prices and seemingly intractable supply-chain bottlenecks. Real estate underperformed as rising interest rates increased mortgage expenses and dampened property sales.

On the positive side, shares in oil & gas exploration & production companies soared as commodity prices climbed. Utility stocks generated more modest gains due to their value-oriented investment proposition and the ability of power generators to insulate profits from rising input expenses by hedging energy costs. Consumer staples shares also advanced slightly as a value-oriented sector that typically tends to perform relatively well during times of increasing economic stress and uncertainty.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations. These derivatives helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation, tightening Fed policy and geopolitical uncertainties related to the war in Ukraine are likely to continue posing challenges for equity investors for the foreseeable future. With inflation in the United States currently running well above the Fed’s 2% target rate, the question remains open as to how soon the Fed can bring inflation under control, and to what extent its actions will slow

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

economic growth. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2022
	Inception Date	1 Year	5 Years	10 Years
Investor shares	6/30/97	-12.29%	6.64%	11.12%
Class I Shares	8/31/16	-12.08%	6.91%	11.29%†
S&P SmallCap 600® Index		-11.81%	7.11%	11.61%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Smallcap Stock Index Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$2.51	$1.25
Ending value (after expenses)	$989.70	$991.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95
†

Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 1.5%
American Axle & Manufacturing Holdings Inc.	178,476	[a]	1,729,432
Dorman Products Inc.	44,075	[a]	3,597,401
Gentherm Inc.	51,673	[a]	3,018,737
LCI Industries	39,621		4,204,184
Motorcar Parts of America Inc.	30,344	[a]	576,536
Patrick Industries Inc.	33,842		1,546,918
Standard Motor Products Inc.	29,550		1,120,831
Winnebago Industries Inc.	49,474		2,953,103
XPEL Inc.	30,549	[a,b]	2,113,685
			20,860,827
Banks - 13.0%
Ameris Bancorp	101,582		5,232,489
Axos Financial Inc.	82,892	[a]	3,229,472
Banc of California Inc.	86,404		1,441,219
BancFirst Corp.	27,075	[b]	2,594,326
BankUnited Inc.	121,408		4,364,618
Banner Corp.	53,271		3,982,007
Berkshire Hills Bancorp Inc.	71,340		2,086,695
Brookline Bancorp Inc.	119,478		1,642,822
Capitol Federal Financial Inc.	201,198		1,645,800
Central Pacific Financial Corp.	41,437		850,287
City Holding Co.	23,145		2,334,173
Columbia Banking System Inc.	122,539		4,101,380
Community Bank System Inc.	83,717		5,226,452
Customers Bancorp Inc.	47,524	[a]	1,601,084
CVB Financial Corp.	204,742		5,880,190
Dime Community Bancshares Inc.	50,374		1,739,414
Eagle Bancorp Inc.	49,990		2,263,547
FB Financial Corp.	54,786		2,298,821
First Bancorp/NC	55,597		2,477,958
First Bancorp/Puerto Rico	292,892		4,624,765
First Commonwealth Financial Corp.	145,489		2,086,312
First Financial Bancorp	147,818		3,853,615
First Hawaiian Inc.	198,961		5,089,422
Flagstar Bancorp Inc.	83,091		3,215,622
Hanmi Financial Corp.	47,497		1,271,970
Heritage Financial Corp.	54,694		1,842,641
Hilltop Holdings Inc.	71,435		2,068,043
HomeStreet Inc.	27,532		714,731
Hope Bancorp Inc.	186,150		2,526,055

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Banks - 13.0% (continued)
Independent Bank Corp.	71,515		6,222,520
Independent Bank Group Inc.	55,163		3,480,234
Lakeland Financial Corp.	39,500		3,264,675
Mr. Cooper Group Inc.	111,634	[a]	4,408,427
National Bank Holdings Corp., Cl. A	46,863		2,053,537
NBT Bancorp Inc.	66,745		3,163,046
NMI Holdings Inc., Cl. A	131,972	[a]	2,894,146
Northfield Bancorp Inc.	65,986		1,058,415
Northwest Bancshares Inc.	197,679		2,977,046
OFG Bancorp	74,092		2,065,685
Pacific Premier Bancorp Inc.	147,954		5,387,005
Park National Corp.	22,539		3,324,502
Pathward Financial Inc.	45,268		1,902,614
Preferred Bank	21,230		1,631,950
Provident Financial Services Inc.	116,916		2,621,257
Renasant Corp.	87,171		3,519,093
S&T Bancorp Inc.	60,991		2,306,070
Seacoast Banking Corp. of Florida	95,680		2,956,512
ServisFirst Bancshares Inc.	76,155		5,736,756
Simmons First National Corp., Cl. A	199,926		4,772,234
Southside Bancshares Inc.	47,519		1,627,051
Stellar Bancorp Inc.	69,968	[b]	2,297,749
The Bancorp Inc.	88,119	[a]	2,430,322
Tompkins Financial Corp.	19,643		1,627,226
Triumph Bancorp Inc.	35,831	[a]	1,845,296
TrustCo Bank Corp.	29,431		1,098,365
Trustmark Corp.	95,354		3,487,096
United Community Bank Inc.	165,251		6,362,163
Veritex Holdings Inc.	84,099		2,655,846
Walker & Dunlop Inc.	47,860		4,305,486
Westamerica Bancorporation	41,929		2,630,206
WSFS Financial Corp.	98,956		4,607,391
			183,005,851
Capital Goods - 11.4%
3D Systems Corp.	202,984	[a,b]	1,792,349
AAON Inc.	65,431		4,219,645
AAR Corp.	52,405	[a]	2,322,590
Aerojet Rocketdyne Holdings Inc.	117,807	[a]	5,707,749
AeroVironment Inc.	38,937	[a]	3,562,735
Alamo Group Inc.	16,034		2,438,451
Albany International Corp., Cl. A	48,455		4,439,447
American Woodmark Corp.	25,854	[a]	1,172,479
Apogee Enterprises Inc.	34,522		1,583,869

8

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 11.4% (continued)
Applied Industrial Technologies Inc.	59,898		7,450,113
Arcosa Inc.	75,343		4,837,021
Astec Industries Inc.	35,533		1,551,015
AZZ Inc.	38,623		1,552,645
Barnes Group Inc.	78,710		2,783,973
Boise Cascade Co.	61,462		4,103,818
CIRCOR International Inc.	32,241	[a]	666,421
Comfort Systems USA Inc.	55,741		6,871,750
DXP Enterprises Inc.	24,132	[a]	690,417
Encore Wire Corp.	29,799	[b]	4,100,044
Enerpac Tool Group Corp.	90,588		2,301,841
EnPro Industries Inc.	32,411		3,451,771
ESCO Technologies Inc.	40,280		3,470,928
Federal Signal Corp.	94,460		4,406,559
Franklin Electric Co.	60,585		4,964,335
Gibraltar Industries Inc.	49,278	[a]	2,517,120
GMS Inc.	66,446	[a]	3,136,251
Granite Construction Inc.	68,687		2,316,812
Griffon Corp.	73,794		2,371,739
Hillenbrand Inc.	108,217		4,781,027
Insteel Industries Inc.	30,907		814,399
John Bean Technologies Corp.	49,643		4,527,442
Kaman Corp.	43,641		1,400,876
Lindsay Corp.	17,106		2,896,046
Moog Inc., Cl. A	45,123		3,824,174
Mueller Industries Inc.	88,317		5,532,177
MYR Group Inc.	25,952	[a]	2,271,060
National Presto Industries Inc.	8,088		570,123
NOW Inc.	172,711	[a]	2,198,611
NV5 Global Inc.	19,381	[a]	2,809,276
Park Aerospace Corp.	31,536		392,308
PGT Innovations Inc.	93,400	[a]	1,990,354
Powell Industries Inc.	14,115		348,217
Proto Labs Inc.	42,851	[a]	1,636,480
Quanex Building Products Corp.	51,911		1,150,348
Resideo Technologies Inc.	226,988	[a]	5,361,457
SPX Technologies Inc.	70,444	[a]	4,638,033
Standex International Corp.	18,642		1,846,490
Tennant Co.	28,964		1,687,153
The Greenbrier Companies	50,600		1,786,686
Titan International Inc.	80,408	[a]	1,202,904
Trinity Industries Inc.	127,773		3,645,364
Triumph Group Inc.	101,227	[a]	916,104

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 11.4% (continued)
UFP Industries Inc.	96,012		6,838,935
Veritiv Corp.	21,758	[a]	2,529,585
Wabash National Corp.	75,643		1,637,671
			160,017,187
Commercial & Professional Services - 3.4%
ABM Industries Inc.	104,059		4,631,666
Brady Corp., Cl. A	72,741		3,327,901
CoreCivic Inc.	183,256	[a]	1,918,690
Deluxe Corp.	67,129		1,233,831
Exponent Inc.	79,643		7,586,792
Forrester Research Inc.	17,434	[a]	737,807
Harsco Corp.	125,275	[a]	662,705
Healthcare Services Group Inc.	115,380		1,610,705
Heidrick & Struggles International Inc.	30,751		865,948
HNI Corp.	64,399		1,866,927
Interface Inc.	93,295		1,055,166
KAR Auction Services Inc.	180,469	[a]	2,622,215
Kelly Services Inc., Cl. A	53,891		880,579
Korn Ferry	85,082		4,729,708
Matthews International Corp., Cl. A	47,686		1,281,800
MillerKnoll Inc.	118,167		2,502,777
Pitney Bowes Inc.	250,600		779,366
Resources Connection Inc.	48,810		891,759
The GEO Group Inc.	193,338	[a,b]	1,635,639
TrueBlue Inc.	50,313	[a]	989,154
UniFirst Corp.	23,516		4,327,179
Viad Corp.	32,129	[a]	1,197,769
			47,336,083
Consumer Durables & Apparel - 3.5%
Cavco Industries Inc.	12,889	[a]	2,921,550
Century Communities Inc.	44,752		1,991,912
Ethan Allen Interiors Inc.	35,193		900,589
G-III Apparel Group Ltd.	67,623	[a]	1,318,648
Green Brick Partners Inc.	42,321	[a]	978,885
Installed Building Products Inc.	36,726		3,158,436
iRobot Corp.	42,426	[a,b]	2,397,069
Kontoor Brands Inc.	76,800		2,741,760
La-Z-Boy Inc.	67,610		1,674,700
LGI Homes Inc.	31,909	[a,b]	2,937,223
M.D.C. Holdings Inc.	88,692		2,701,558
M/I Homes Inc.	43,253	[a]	1,794,567
Meritage Homes Corp.	56,973	[a]	4,339,064
Movado Group Inc.	24,979		826,056

10

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Consumer Durables & Apparel - 3.5% (continued)
Oxford Industries Inc.	23,329		2,373,259
Sonos Inc.	198,265	[a,b]	3,196,032
Steven Madden Ltd.	115,701		3,455,989
Sturm Ruger & Co.	27,529	[b]	1,545,203
Tri Pointe Homes Inc.	158,357	[a]	2,652,480
Tupperware Brands Corp.	62,507	[a]	483,179
Unifi Inc.	19,250	[a]	175,560
Universal Electronics Inc.	18,204	[a]	371,544
Vista Outdoor Inc.	88,077	[a,b]	2,557,756
Wolverine World Wide Inc.	122,675		2,101,423
			49,594,442
Consumer Services - 2.9%
Adtalem Global Education Inc.	70,430	[a]	2,936,931
BJ's Restaurants Inc.	36,543	[a]	1,200,438
Bloomin' Brands Inc.	139,129		3,340,487
Brinker International Inc.	68,306	[a]	2,280,737
Chuy's Holdings Inc.	28,694	[a]	840,734
Dave & Buster's Entertainment Inc.	66,332	[a]	2,643,330
Dine Brands Global Inc.	24,432	[b]	1,761,303
El Pollo Loco Holdings Inc.	30,479		306,009
Frontdoor Inc.	126,966	[a]	2,800,870
Golden Entertainment Inc.	34,039	[a]	1,437,127
Jack in the Box Inc.	32,808		2,894,650
Mister Car Wash Inc.	122,936	[a,b]	1,085,525
Monarch Casino & Resort Inc.	20,600	[a]	1,635,846
Perdoceo Education Corp.	104,171	[a]	1,190,675
Ruth's Hospitality Group Inc.	48,897		1,016,080
Shake Shack Inc., Cl. A	58,133	[a]	3,230,451
Six Flags Entertainment Corp.	115,244	[a,b]	2,569,941
Strategic Education Inc.	34,931		2,410,239
Stride Inc.	63,307	[a]	2,121,418
The Cheesecake Factory Inc.	75,678	[b]	2,710,029
WW International Inc.	80,583	[a]	364,235
			40,777,055
Diversified Financials - 2.9%
Apollo Commercial Real Estate Finance Inc.	201,531	[c]	2,269,239
ARMOUR Residential REIT Inc.	181,847	[b,c]	967,426
B. Riley Financial Inc.	24,478		995,765
Blucora Inc.	73,983	[a]	1,629,845
Brightsphere Investment Group Inc.	50,087		942,637
Donnelley Financial Solutions Inc.	39,817	[a]	1,609,801
Ellington Financial Inc.	88,686	[c]	1,186,619

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Diversified Financials - 2.9% (continued)
Encore Capital Group Inc.	37,208	[a]	1,894,631
Enova International Inc.	49,875	[a]	1,869,814
EZCORP Inc., Cl. A	83,644	[a]	808,001
Franklin BSP Realty Trust Inc.	130,529	[c]	1,839,154
Granite Point Mortgage Trust Inc.	83,101	[c]	653,174
Green Dot Corp., Cl. A	74,533	[a]	1,418,363
Invesco Mortgage Capital Inc.	49,897	[b,c]	584,294
KKR Real Estate Finance Trust Inc.	90,636	[b,c]	1,578,879
LendingTree Inc.	17,671	[a]	445,839
New York Mortgage Trust Inc.	588,511	[c]	1,583,095
PennyMac Mortgage Investment Trust	141,114	[b,c]	1,957,251
Piper Sandler Cos.	21,359		2,733,311
PRA Group Inc.	60,727	[a]	2,034,354
PROG Holdings Inc.	78,633	[a]	1,299,017
Ready Capital Corp.	158,639	[b,c]	1,922,705
Redwood Trust Inc.	181,927	[c]	1,297,139
StoneX Group Inc.	26,834	[a]	2,504,149
Two Harbors Investment Corp.	536,656	[c]	1,910,495
Virtus Investment Partners Inc.	10,655		1,827,226
WisdomTree Investments Inc.	177,039		961,322
World Acceptance Corp.	5,857	[a]	475,706
			41,199,251
Energy - 5.2%
Archrock Inc.	208,526		1,566,030
Bristow Group Inc.	36,308	[a]	1,087,062
Callon Petroleum Co.	79,802	[a,b]	3,508,096
Civitas Resources Inc.	80,815	[b]	5,649,777
CONSOL Energy Inc.	51,067		3,218,242
Core Laboratories NV	72,177		1,404,564
DMC Global Inc.	28,017	[a]	606,288
Dorian LPG Ltd.	49,860		900,970
Dril-Quip Inc.	53,233	[a]	1,324,437
Green Plains Inc.	90,510	[a,b]	2,614,834
Helix Energy Solutions Group Inc.	226,827	[a]	1,587,789
Helmerich & Payne Inc.	164,047		8,121,967
Laredo Petroleum Inc.	26,649	[a]	1,722,858
Nabors Industries Ltd.	13,940	[a]	2,425,978
Oceaneering International Inc.	156,210	[a]	2,185,378
Oil States International Inc.	95,769	[a,b]	619,625
Par Pacific Holdings Inc.	86,261	[a]	1,973,652
Patterson-UTI Energy Inc.	337,820		5,962,523
PBF Energy Inc., Cl. A	167,168		7,397,184
ProPetro Holding Corp.	136,351	[a]	1,614,396

12

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Energy - 5.2% (continued)
Ranger Oil Corp., Cl. A	30,865		1,262,378
REX American Resources Corp.	23,803	[a]	713,852
RPC Inc.	132,705		1,477,007
SM Energy Co.	191,008		8,591,540
Talos Energy Inc.	101,596	[a]	2,161,963
U.S. Silica Holdings Inc.	117,720	[a]	1,693,991
World Fuel Services Corp.	96,470		2,459,020
			73,851,401
Food & Staples Retailing - .9%
PriceSmart Inc.	39,037		2,497,197
SpartanNash Co.	56,286		2,009,973
The Andersons Inc.	49,592		1,749,110
The Chefs' Warehouse Inc.	53,055	[a]	1,943,405
United Natural Foods Inc.	90,822	[a]	3,851,761
			12,051,446
Food, Beverage & Tobacco - 2.8%
B&G Foods Inc.	111,665	[b]	1,829,073
Calavo Growers Inc.	27,643		956,171
Cal-Maine Foods Inc.	59,144		3,342,227
Fresh Del Monte Produce Inc.	47,697		1,243,938
Hostess Brands Inc.	212,669	[a]	5,631,475
J&J Snack Foods Corp.	23,324		3,442,856
John B. Sanfilippo & Son Inc.	13,912		1,160,400
MGP Ingredients Inc.	23,986		2,687,631
National Beverage Corp.	36,356		1,724,002
Seneca Foods Corp., Cl. A	8,883	[a]	560,606
The Hain Celestial Group Inc.	139,908	[a]	2,617,679
The Simply Good Foods Company	132,926	[a]	5,091,066
Tootsie Roll Industries Inc.	27,682	[b]	1,118,076
TreeHouse Foods Inc.	78,586	[a]	3,948,161
Universal Corp.	38,331		1,939,932
Vector Group Ltd.	205,003		2,177,132
			39,470,425
Health Care Equipment & Services - 6.3%
AdaptHealth Corp.	119,450	[a,b]	2,723,460
Addus HomeCare Corp.	25,053	[a]	2,565,928
Allscripts Healthcare Solutions Inc.	172,621	[a]	2,537,529
AMN Healthcare Services Inc.	67,422	[a]	8,461,461
AngioDynamics Inc.	60,564	[a]	853,347
Apollo Medical Holdings Inc.	61,129	[a,b]	2,167,634
Artivion Inc.	62,204	[a]	694,197
Avanos Medical Inc.	72,429	[a]	1,604,302
Cardiovascular Systems Inc.	63,545	[a]	917,590

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 6.3% (continued)
Community Health Systems Inc.	200,169	[a]	574,485
Computer Programs & Systems Inc.	22,536	[a]	727,913
CONMED Corp.	47,468		3,784,624
CorVel Corp.	14,372	[a]	2,360,026
Cross Country Healthcare Inc.	56,588	[a]	2,098,849
Cutera Inc.	27,754	[a,b]	1,275,851
Embecta Corp.	90,052		2,784,408
Enhabit Inc.	77,307	[a]	960,153
Fulgent Genetics Inc.	31,451	[a,b]	1,246,403
Glaukos Corp.	74,159	[a]	4,158,095
HealthStream Inc.	38,190	[a]	943,293
Heska Corp.	15,845	[a]	1,137,037
Inogen Inc.	36,288	[a]	822,286
Integer Holdings Corp.	51,607	[a,b]	3,216,664
LeMaitre Vascular Inc.	30,113	[b]	1,306,904
Meridian Bioscience Inc.	68,162	[a]	2,179,139
Merit Medical Systems Inc.	88,441	[a]	6,082,088
Mesa Laboratories Inc.	7,787	[b]	1,029,519
ModivCare Inc.	19,703	[a]	1,915,920
NextGen Healthcare Inc.	85,841	[a]	1,720,254
OptimizeRx Corp.	29,011	[a]	447,205
OraSure Technologies Inc.	114,484	[a]	499,150
Orthofix Medical Inc.	29,808	[a]	478,716
Owens & Minor Inc.	118,798		2,019,566
Pediatrix Medical Group Inc.	131,428	[a]	2,549,703
RadNet Inc.	75,898	[a]	1,451,170
Select Medical Holdings Corp.	160,870		4,131,142
Simulations Plus Inc.	24,908	[b]	1,033,682
SurModics Inc.	22,339	[a]	762,653
The Ensign Group Inc.	86,145		7,734,098
The Joint Corp.	23,174	[a]	382,834
The Pennant Group Inc.	44,048	[a]	542,231
U.S. Physical Therapy Inc.	20,261		1,799,177
Varex Imaging Corp.	62,166	[a]	1,374,490
Zimvie Inc.	29,469	[a]	258,443
Zynex Inc.	35,348	[b]	402,967
			88,716,586
Household & Personal Products - 1.3%
Central Garden & Pet Co.	15,535	[a]	641,129
Central Garden & Pet Co., Cl. A	64,580	[a]	2,527,661
e.l.f. Beauty Inc.	77,595	[a]	3,356,760
Edgewell Personal Care Co.	80,748		3,164,514
Inter Parfums Inc.	27,797		2,248,221

14

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Household & Personal Products - 1.3% (continued)
Medifast Inc.	17,167		2,008,367
USANA Health Sciences Inc.	17,317	[a]	909,316
WD-40 Co.	21,232	[b]	3,400,517
			18,256,485
Insurance - 2.7%
Ambac Financial Group Inc.	71,217	[a]	1,000,599
American Equity Investment Life Holding Co.	110,601		4,764,691
AMERISAFE Inc.	30,045		1,754,928
Assured Guaranty Ltd.	96,453		5,709,053
Employers Holdings Inc.	42,543		1,855,300
Genworth Financial Inc., Cl. A	784,815	[a]	3,665,086
HCI Group Inc.	11,557	[b]	423,448
Horace Mann Educators Corp.	63,720		2,514,391
James River Group Holdings Ltd.	58,349		1,474,479
Mercury General Corp.	41,410		1,200,890
Palomar Holdings Inc.	39,335	[a]	3,499,242
ProAssurance Corp.	84,077		1,867,350
Safety Insurance Group Inc.	22,966		1,996,894
SiriusPoint Ltd.	129,999	[a]	834,594
Stewart Information Services Corp.	42,237		1,645,554
Trupanion Inc.	54,597	[a,b]	2,755,511
United Fire Group Inc.	33,374		904,435
Universal Insurance Holdings Inc.	44,694		448,728
			38,315,173
Materials - 5.7%
AdvanSix Inc.	44,779		1,629,060
American Vanguard Corp.	46,086		1,072,421
Arconic Corp.	159,956	[a]	3,320,687
ATI Inc.	202,394	[a]	6,023,245
Balchem Corp.	50,046		6,996,431
Carpenter Technology Corp.	75,221		2,813,265
Century Aluminum Co.	81,243	[a]	585,762
Clearwater Paper Corp.	25,941	[a]	1,153,856
Compass Minerals International Inc.	53,225		2,104,516
FutureFuel Corp.	40,884		279,647
H.B. Fuller Co.	82,831		5,774,149
Hawkins Inc.	29,276		1,318,298
Haynes International Inc.	19,416		949,637
Innospec Inc.	38,626		3,862,214
Kaiser Aluminum Corp.	24,837		2,006,581
Koppers Holdings Inc.	32,108		801,416
Livent Corp.	279,273	[a,b]	8,816,649

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 5.7% (continued)
Materion Corp.	31,977		2,740,749
Mativ Holdings Inc.	85,186		2,022,316
Mercer International Inc.	61,978	[b]	831,745
Minerals Technologies Inc.	50,785		2,793,683
Myers Industries Inc.	56,819		1,152,857
O-I Glass Inc.	242,613	[a]	3,957,018
Olympic Steel Inc.	14,202		386,436
Quaker Chemical Corp.	21,230	[b]	3,452,847
Rayonier Advanced Materials Inc.	97,780	[a]	444,899
Stepan Co.	33,015		3,448,087
SunCoke Energy Inc.	129,927		943,270
Sylvamo Corp.	51,564		2,483,838
TimkenSteel Corp.	64,099	[a]	1,117,887
Tredegar Corp.	38,680		421,225
Trinseo PLC	54,096		1,018,087
Warrior Met Coal Inc.	80,480		2,989,027
			79,711,805
Media & Entertainment - 1.3%
AMC Networks Inc., Cl. A	43,240	[a]	973,332
Cars.com Inc.	98,334	[a]	1,364,876
Cinemark Holdings Inc.	167,175	[a,b]	1,773,727
Gannett Co.	206,971	[a]	300,108
QuinStreet Inc.	81,349	[a]	928,192
Scholastic Corp.	46,892		1,788,461
Shutterstock Inc.	37,547		1,878,476
TechTarget Inc.	42,296	[a]	2,730,207
The E.W. Scripps Company, Cl. A	90,213	[a]	1,280,122
The Marcus Corp.	37,529	[b]	564,436
Thryv Holdings Inc.	47,754	[a]	977,047
Yelp Inc.	109,490	[a]	4,205,511
			18,764,495
Pharmaceuticals Biotechnology & Life Sciences - 4.6%
Amphastar Pharmaceuticals Inc.	59,567	[a]	1,840,620
ANI Pharmaceuticals Inc.	18,595	[a,b]	717,581
Anika Therapeutics Inc.	23,161	[a]	658,236
Arcus Biosciences Inc.	80,949	[a,b]	2,062,581
Avid Bioservices Inc.	96,342	[a,b]	1,632,033
BioLife Solutions Inc.	52,876	[a,b]	1,243,644
Cara Therapeutics Inc.	68,413	[a]	643,082
Catalyst Pharmaceuticals Inc.	147,383	[a]	2,044,202
Coherus Biosciences Inc.	100,513	[a]	874,463
Collegium Pharmaceutical Inc.	52,185	[a]	936,199
Corcept Therapeutics Inc.	148,519	[a]	4,247,643

16

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 4.6% (continued)
Cytokinetics Inc.	146,681	[a,b]	6,404,092
Dynavax Technologies Corp.	183,259	[a,b]	2,098,316
Eagle Pharmaceuticals Inc.	17,029	[a]	535,903
Emergent BioSolutions Inc.	69,142	[a]	1,442,302
Enanta Pharmaceuticals Inc.	30,353	[a]	1,369,224
Harmony Biosciences Holdings Inc.	46,088	[a]	2,396,576
Innoviva Inc.	97,294	[a,b]	1,319,307
Ironwood Pharmaceuticals Inc.	207,705	[a]	2,272,293
iTeos Therapeutics Inc.	39,119	[a]	762,038
Ligand Pharmaceuticals Inc.	24,989	[a]	2,190,286
Myriad Genetics Inc.	125,633	[a]	2,605,628
Nektar Therapeutics	286,623	[a]	1,077,702
NeoGenomics Inc.	195,325	[a]	1,485,447
Organogenesis Holdings Inc.	112,401	[a]	368,675
Pacira Biosciences Inc.	71,396	[a]	3,695,457
Phibro Animal Health Corp., Cl. A	31,308		459,915
Prestige Consumer Healthcare Inc.	77,533	[a]	4,223,998
REGENXBIO Inc.	58,598	[a]	1,387,015
Supernus Pharmaceuticals Inc.	83,348	[a]	2,856,336
uniQure NV	63,821	[a]	1,188,347
Vanda Pharmaceuticals Inc.	88,125	[a]	922,669
Vericel Corp.	73,506	[a,b]	1,975,841
Vir Biotechnology Inc.	117,794	[a]	2,589,112
Xencor Inc.	93,012	[a,b]	2,604,336
			65,131,099
Real Estate - 7.6%
Acadia Realty Trust	147,909	[c]	2,066,289
Agree Realty Corp.	124,384	[c]	8,545,181
Alexander & Baldwin Inc.	113,270	[c]	2,206,500
American Assets Trust Inc.	81,103	[c]	2,228,710
Anywhere Real Estate Inc.	178,204	[a]	1,324,056
Armada Hoffler Properties Inc.	105,491	[c]	1,233,190
Brandywine Realty Trust	267,315	[c]	1,753,586
CareTrust REIT Inc.	151,176	[c]	2,823,968
Centerspace	23,950	[c]	1,659,735
Chatham Lodging Trust	77,637	[a,c]	1,006,952
Community Healthcare Trust Inc.	36,197	[c]	1,252,416
DiamondRock Hospitality Co.	328,629	[c]	3,069,395
Diversified Healthcare Trust	365,507	[c]	497,090
Douglas Elliman Inc.	106,677		492,848
Easterly Government Properties Inc.	141,497	[c]	2,460,633
Elme Communities	136,177	[c]	2,599,619

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Real Estate - 7.6% (continued)
Essential Properties Realty Trust Inc.	220,031	[c]	4,735,067
Four Corners Property Trust Inc.	126,919	[c]	3,251,665
Franklin Street Properties Corp.	148,036	[c]	426,344
Getty Realty Corp.	66,261	[c]	2,086,559
Global Net Lease Inc.	161,551	[c]	1,979,000
Hersha Hospitality Trust, Cl. A	50,362	[c]	460,812
Hudson Pacific Properties Inc.	200,846	[c]	2,217,340
Industrial Logistics Properties Trust	97,495	[c]	456,277
Innovative Industrial Properties Inc.	43,583	[c]	4,711,322
iStar Inc.	132,374	[c]	1,387,280
LTC Properties Inc.	63,109	[c]	2,440,425
LXP Industrial Trust	436,090	[c]	4,221,351
Marcus & Millichap Inc.	39,228	[b]	1,445,160
NexPoint Residential Trust Inc.	35,565	[c]	1,621,764
Office Properties Income Trust	74,657	[c]	1,142,252
Orion Office REIT Inc.	85,896	[b,c]	804,846
Outfront Media Inc.	227,477	[c]	4,105,960
RE/MAX Holdings Inc., Cl. A	30,078		585,318
Retail Opportunity Investments Corp.	194,043	[c]	2,809,743
RPT Realty	132,705	[c]	1,234,156
Safehold Inc.	27,514	[c]	804,784
Saul Centers Inc.	20,092	[c]	822,767
Service Properties Trust	257,293	[c]	2,086,646
SITE Centers Corp.	290,135	[c]	3,591,871
Summit Hotel Properties Inc.	166,358	[c]	1,437,333
Sunstone Hotel Investors Inc.	330,799	[c]	3,688,409
Tanger Factory Outlet Centers Inc.	162,615	[c]	2,928,696
The St. Joe Company	53,233		1,891,368
Uniti Group Inc.	369,649	[c]	2,868,476
Universal Health Realty Income Trust	19,782	[c]	962,790
Urban Edge Properties	182,982	[c]	2,583,706
Urstadt Biddle Properties Inc., Cl. A	46,994	[c]	880,668
Veris Residential Inc.	123,459	[a,c]	1,954,356
Whitestone REIT	74,003	[c]	696,368
Xenia Hotels & Resorts Inc.	178,168	[c]	3,043,109
			107,584,156
Retailing - 4.7%
Abercrombie & Fitch Co., Cl. A	77,951	[a]	1,370,379
Academy Sports & Outdoors Inc.	132,585		5,837,718
American Eagle Outfitters Inc.	245,461	[a]	2,788,437
America's Car-Mart Inc.	9,128	[a]	623,990
Asbury Automotive Group Inc.	34,483	[a]	5,439,693
Bed Bath & Beyond Inc.	111,957	[a,b]	511,643

18

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Retailing - 4.7% (continued)
Big Lots Inc.	44,071	[b]	831,620
Boot Barn Holdings Inc.	46,439	[a]	2,637,735
Caleres Inc.	57,240		1,564,369
Chico's FAS Inc.	194,979	[a]	1,146,477
Conn's Inc.	20,956	[a]	172,049
Designer Brands Inc., Cl. A	87,810		1,337,346
Genesco Inc.	20,183	[a]	949,408
Group 1 Automotive Inc.	24,598	[b]	4,255,454
Guess? Inc.	51,363	[b]	872,144
Haverty Furniture Cos.	21,365		567,882
Hibbett Inc.	20,135		1,256,827
Leslie's Inc.	230,985	[a,b]	3,243,029
Liquidity Services Inc.	42,487	[a]	729,927
Ll Flooring Holdings Inc.	44,738	[a]	372,220
MarineMax Inc.	33,551	[a]	1,084,033
Monro Inc.	50,165		2,395,379
National Vision Holdings Inc.	122,910	[a]	4,552,586
PetMed Express Inc.	33,509	[b]	714,412
Rent-A-Center Inc.	82,930	[b]	1,729,090
Sally Beauty Holdings Inc.	166,738	[a]	2,119,240
Shoe Carnival Inc.	26,383		632,664
Signet Jewelers Ltd.	72,471	[b]	4,728,008
Sleep Number Corp.	34,167	[a]	947,793
Sonic Automotive Inc., Cl. A	28,856		1,349,018
The Aaron's Company	48,177		502,004
The Buckle Inc.	46,050		1,811,146
The Cato Corp., Cl. A	25,026		298,060
The Children's Place Inc.	20,912	[a]	846,518
The ODP Corp.	66,661	[a]	2,637,776
Urban Outfitters Inc.	93,845	[a,b]	2,239,142
Zumiez Inc.	24,924	[a,b]	559,045
			65,654,261
Semiconductors & Semiconductor Equipment - 2.9%
Alpha & Omega Semiconductor Ltd.	35,380	[a]	1,158,695
Axcelis Technologies Inc.	51,469	[a]	2,985,202
CEVA Inc.	36,197	[a]	1,001,209
Cohu Inc.	75,140	[a]	2,473,609
Diodes Inc.	70,862	[a]	5,078,680
FormFactor Inc.	120,177	[a]	2,428,777
Ichor Holdings Ltd.	44,778	[a]	1,139,152
Kulicke & Soffa Industries Inc.	90,473	[b]	3,794,438
MaxLinear Inc.	112,284	[a]	3,467,330
Onto Innovation Inc.	77,405	[a]	5,173,750

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Semiconductors & Semiconductor Equipment - 2.9% (continued)
PDF Solutions Inc.	47,046	[a]	1,109,345
Photronics Inc.	95,977	[a]	1,556,747
Rambus Inc.	172,210	[a]	5,193,854
SMART Global Holdings Inc.	76,841	[a]	1,039,659
Ultra Clean Holdings Inc.	70,784	[a]	2,202,090
Veeco Instruments Inc.	80,123	[a]	1,460,642
			41,263,179
Software & Services - 3.5%
8x8 Inc.	185,064	[a,b]	782,821
A10 Networks Inc.	103,251		1,734,617
Adeia Inc.	162,341		1,814,972
Agilysys Inc.	30,812	[a]	1,977,206
Alarm.com Holdings Inc.	77,497	[a]	4,559,923
Cerence Inc.	61,361	[a]	1,055,409
Consensus Cloud Solutions Inc.	27,327	[a]	1,534,138
CSG Systems International Inc.	49,985		3,232,530
Digital Turbine Inc.	140,142	[a,b]	2,046,073
Ebix Inc.	36,043		713,291
EVERTEC Inc.	102,792		3,680,981
InterDigital Inc.	46,207		2,304,343
LivePerson Inc.	107,595	[a]	1,137,279
Liveramp Holdings Inc.	104,611	[a]	1,920,658
OneSpan Inc.	53,198	[a]	584,646
Payoneer Global Inc.	307,669	[a]	2,384,435
Perficient Inc.	53,913	[a]	3,610,554
Progress Software Corp.	67,716		3,455,547
SPS Commerce Inc.	56,113	[a]	7,099,417
TTEC Holdings Inc.	29,300		1,302,971
Unisys Corp.	105,614	[a]	897,719
Xperi Inc.	64,320	[a]	898,550
			48,728,080
Technology Hardware & Equipment - 6.0%
ADTRAN Holdings Inc.	109,768		2,465,389
Advanced Energy Industries Inc.	58,207		4,577,981
Arlo Technologies Inc.	139,804	[a]	719,991
Avid Technology Inc.	52,857	[a,b]	1,453,039
Badger Meter Inc.	45,603		5,129,425
Benchmark Electronics Inc.	54,781		1,555,233
Clearfield Inc.	17,817	[a,b]	2,164,231
Comtech Telecommunications Corp.	40,851		451,404
Corsair Gaming Inc.	60,286	[a]	831,947
CTS Corp.	49,647		1,962,049

20

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Technology Hardware & Equipment - 6.0% (continued)
Diebold Nixdorf Inc.	123,972	[a]	308,690
Digi International Inc.	54,664	[a]	2,204,599
ePlus Inc.	41,899	[a]	2,041,319
Extreme Networks Inc.	201,398	[a]	3,613,080
Fabrinet	57,313	[a]	6,556,607
FARO Technologies Inc.	28,129	[a]	821,648
Harmonic Inc.	163,689	[a]	2,528,995
Insight Enterprises Inc.	47,571	[a]	4,495,935
Itron Inc.	70,329	[a]	3,438,385
Knowles Corp.	142,781	[a,b]	1,963,239
Methode Electronics Inc.	57,257		2,360,706
NETGEAR Inc.	44,561	[a]	875,624
NETSCOUT Systems Inc.	105,807	[a]	3,800,587
OSI Systems Inc.	24,697	[a]	2,029,599
PC Connection Inc.	17,990		955,989
Plexus Corp.	43,177	[a]	4,248,617
Rogers Corp.	29,182	[a]	6,867,400
Sanmina Corp.	90,062	[a]	5,047,975
ScanSource Inc.	39,313	[a]	1,217,917
TTM Technologies Inc.	159,223	[a]	2,437,704
Viavi Solutions Inc.	354,972	[a]	5,360,077
			84,485,381
Telecommunication Services - .8%
ATN International Inc.	16,374		706,047
Cogent Communications Holdings Inc.	66,470		3,490,340
Consolidated Communications Holdings Inc.	118,523	[a]	612,764
Gogo Inc.	102,256	[a]	1,454,080
Shenandoah Telecommunications Co.	78,022		1,767,979
Telephone and Data Systems Inc.	156,019		2,652,323
			10,683,533
Transportation - 2.0%
Allegiant Travel Co.	24,078	[a]	1,807,054
ArcBest Corp.	38,217		3,035,576
Atlas Air Worldwide Holdings Inc.	40,156	[a]	4,061,378
Forward Air Corp.	41,835		4,429,071
Hawaiian Holdings Inc.	80,062	[a]	1,155,295
Heartland Express Inc.	71,465		1,063,399
Hub Group Inc., Cl. A	52,955	[a]	4,109,308
Marten Transport Ltd.	89,624		1,682,242
Matson Inc.	60,734		4,468,808
SkyWest Inc.	78,819	[a]	1,393,520

21

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Transportation - 2.0% (continued)
Sun Country Airlines Holdings Inc.		50,132	[a]	816,149
				28,021,800
Utilities - 2.2%
American States Water Co.		57,581		5,208,777
Avista Corp.		113,702		4,665,193
California Water Service Group		84,689		5,255,799
Chesapeake Utilities Corp.		27,637		3,437,490
Middlesex Water Co.		27,437		2,454,788
Northwest Natural Holding Co.		54,247		2,608,738
South Jersey Industries Inc.		190,807		6,615,279
Unitil Corp.		25,512		1,344,738
				31,590,802
Total Common Stocks (cost $963,234,986)				1,395,070,803

Exchange-Traded Funds - .4%
Registered Investment Companies - .4%
iShares Core S&P Small-Cap ETF (cost $5,336,029)		60,006	[b]	5,875,787
	1-Day Yield (%)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $97,911)	3.23	97,911	[d]	97,911

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $11,683,186)	3.23	11,683,186	[d]	11,683,186
Total Investments (cost $980,352,112)		100.4%		1,412,727,687
Liabilities, Less Cash and Receivables		(.4%)		(5,110,525)
Net Assets		100.0%		1,407,617,162

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $91,817,829 and the value of the collateral was $95,857,551, consisting of cash collateral of $11,683,186 and U.S. Government & Agency securities valued at $84,174,365. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

22

Portfolio Summary (Unaudited) †	Value (%)
Financials	18.7
Industrials	16.7
Consumer Discretionary	12.6
Information Technology	12.4
Health Care	10.9
Real Estate	7.6
Materials	5.7
Energy	5.2
Consumer Staples	5.0
Utilities	2.2
Communication Services	2.1
Investment Companies	1.3
100.4

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	8,132,181	199,491,291	(207,525,561)	97,911	46,438
Investment of Cash Collateral for Securities Loaned - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .9%	-	212,416,775	(200,733,589)	11,683,186	182,019	††
Total - .9%	8,132,181	411,908,066	(408,259,150)	11,781,097	228,457

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS (continued)

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
E-mini Russell 2000	78	12/16/2022	7,269,327	7,226,700	(42,627)
Gross Unrealized Depreciation				(42,627)

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $91,817,829)—Note 1(c):
Unaffiliated issuers	968,571,015	1,400,946,590
Affiliated issuers	11,781,097	11,781,097
Receivable for investment securities sold		48,691,473
Receivable for shares of Common Stock subscribed		1,154,282
Dividends and securities lending income receivable		683,640
Cash collateral held by broker—Note 4		467,000
Receivable for futures variation margin—Note 4		5,460
		1,463,729,542
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		517,346
Cash overdraft due to Custodian		36,275
Note payable—Note 2		42,600,000
Liability for securities on loan—Note 1(c)		11,683,186
Payable for shares of Common Stock redeemed		1,087,626
Directors’ fees and expenses payable		162,397
Interest payable—Note 2		25,550
		56,112,380
Net Assets ($)		1,407,617,162
Composition of Net Assets ($):
Paid-in capital		835,058,838
Total distributable earnings (loss)		572,558,324
Net Assets ($)		1,407,617,162

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,110,002,048	297,615,114
Shares Outstanding	38,508,793	10,332,875
Net Asset Value Per Share ($)	28.82	28.80

See notes to financial statements.

25

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $20,815 foreign taxes withheld at source):
Unaffiliated issuers	24,436,218
Affiliated issuers	46,438
Income from securities lending—Note 1(c)	182,019
Interest	5,246
Total Income	24,669,921
Expenses:
Management fee—Note 3(a)	4,131,741
Shareholder servicing costs—Note 3(b)	3,279,632
Directors’ fees—Note 3(a,c)	105,960
Interest expense—Note 2	42,186
Loan commitment fees—Note 2	34,516
Total Expenses	7,594,035
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(105,960)
Net Expenses	7,488,075
Net Investment Income	17,181,846
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	177,646,828
Net realized gain (loss) on futures	(1,193,556)
Net Realized Gain (Loss)	176,453,272
Net change in unrealized appreciation (depreciation) on investments	(419,163,269)
Net change in unrealized appreciation (depreciation) on futures	(319,062)
Net Change in Unrealized Appreciation (Depreciation)	(419,482,331)
Net Realized and Unrealized Gain (Loss) on Investments	(243,029,059)
Net (Decrease) in Net Assets Resulting from Operations	(225,847,213)

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	17,181,846	15,839,379
Net realized gain (loss) on investments	176,453,272	198,480,644
Net change in unrealized appreciation (depreciation) on investments	(419,482,331)	574,194,741
Net Increase (Decrease) in Net Assets Resulting from Operations	(225,847,213)	788,514,764
Distributions ($):
Distributions to shareholders:
Investor Shares	(147,534,958)	(98,151,521)
Class I	(41,386,096)	(24,760,861)
Total Distributions	(188,921,054)	(122,912,382)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	139,875,439	179,787,708
Class I	74,875,335	86,646,000
Distributions reinvested:
Investor Shares	146,340,664	97,515,532
Class I	31,348,320	18,714,336
Cost of shares redeemed:
Investor Shares	(368,672,581)	(453,497,358)
Class I	(135,133,922)	(91,320,361)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(111,366,745)	(162,154,143)
Total Increase (Decrease) in Net Assets	(526,135,012)	503,448,239
Net Assets ($):
Beginning of Period	1,933,752,174	1,430,303,935
End of Period	1,407,617,162	1,933,752,174
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	4,538,253	5,278,887
Shares issued for distributions reinvested	4,437,255	3,303,372
Shares redeemed	(12,172,687)	(13,702,027)
Net Increase (Decrease) in Shares Outstanding	(3,197,179)	(5,119,768)
Class Ia
Shares sold	2,490,189	2,536,985
Shares issued for distributions reinvested	953,416	635,677
Shares redeemed	(4,470,641)	(2,736,204)
Net Increase (Decrease) in Shares Outstanding	(1,027,036)	436,458

[a]	During the period ended October 31, 2022, 134,284 Investor shares representing $3,900,688 were exchanged for 134,467 Class I shares.
See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	36.44	24.77	29.19	32.18	32.89
Investment Operations:
Net investment income[a]	.30	.27	.25	.30	.28
Net realized and unrealized gain (loss) on investments	(4.32)	13.63	(2.27)	.05	1.34
Total from Investment Operations	(4.02)	13.90	(2.02)	.35	1.62
Distributions:
Dividends from net investment income	(.30)	(.27)	(.33)	(.29)	(.28)
Dividends from net realized gain on investments	(3.30)	(1.96)	(2.07)	(3.05)	(2.05)
Total Distributions	(3.60)	(2.23)	(2.40)	(3.34)	(2.33)
Net asset value, end of period	28.82	36.44	24.77	29.19	32.18
Total Return (%)	(12.29)	58.22	(8.01)	2.83	5.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.52	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.99	.79	1.00	1.03	.85
Portfolio Turnover Rate	25.75	26.70	40.49	23.24	19.60
Net Assets, end of period ($ x 1,000)	1,110,002	1,519,919	1,159,850	1,717,003	2,027,831

a Based on average shares outstanding.

See notes to financial statements.

28

	Year Ended October 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	36.43	24.76	29.19	32.21	32.91
Investment Operations:
Net investment income[a]	.38	.35	.29	.37	.35
Net realized and unrealized gain (loss) on investments	(4.32)	13.62	(2.24)	.03	1.37
Total from Investment Operations	(3.94)	13.97	(1.95)	.40	1.72
Distributions:
Dividends from net investment income	(.39)	(.34)	(.41)	(.37)	(.37)
Dividends from net realized gain on investments	(3.30)	(1.96)	(2.07)	(3.05)	(2.05)
Total Distributions	(3.69)	(2.30)	(2.48)	(3.42)	(2.42)
Net asset value, end of period	28.80	36.43	24.76	29.19	32.21
Total Return (%)	(12.08)	58.63	(7.79)	3.08	5.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.26	.27	.26	.26
Ratio of net expenses to average net assets	.25	.25	.25	.25	.25
Ratio of net investment income to average net assets	1.24	1.03	1.17	1.28	1.05
Portfolio Turnover Rate	25.75	26.70	40.49	23.24	19.60
Net Assets, end of period ($ x 1,000)	297,615	413,833	270,454	258,282	292,289

a Based on average shares outstanding.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Smallcap Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s

30

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio

31

NOTES TO FINANCIAL STATEMENTS (continued)

investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or

32

at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,395,070,803	-	-	1,395,070,803
Exchange-Traded Funds	5,875,787	-	-	5,875,787
Investment Companies	11,781,097	-	-	11,781,097
Liabilities ($)
Other Financial Instruments:
Futures††	(42,627)	-	-	(42,627)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities

33

NOTES TO FINANCIAL STATEMENTS (continued)

loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $24,805 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are

34

normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,279,192, undistributed capital gains $145,850,828 and unrealized appreciation $414,428,304.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $44,402,526 and $22,008,550, and long-term capital gains $144,518,528 and $100,903,832, respectively.

During the period ended October 31, 2022, as a result of permanent book to tax differences, primarily due to treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $26,814,051 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit

35

NOTES TO FINANCIAL STATEMENTS (continued)

facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2022 was approximately $1,307,123 with a related weighted average annualized interest rate of 3.23%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board Members (including counsel fees). During the period ended October 31, 2022, fees reimbursed by the Adviser amounted to $105,960.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, the fund was charged $3,279,632 pursuant to the Shareholder Services Plan.

36

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $291,224 and Shareholder Services Plan fees of $231,702, which are offset against an expense reimbursement currently in effect in the amount of $5,580.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2022, amounted to $422,949,026 and $703,089,991, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or

37

NOTES TO FINANCIAL STATEMENTS (continued)

losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Equity futures	8,413,662

At October 31, 2022, the cost of investments for federal income tax purposes was $998,299,383; accordingly, accumulated net unrealized appreciation on investments was $414,428,304, consisting of $564,547,313 gross unrealized appreciation and $150,119,009 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Smallcap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Smallcap Stock Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statement of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2022

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 46.60% of the ordinary dividends paid during the fiscal year ended October 31, 2022 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $21,228,085 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. The fund also hereby reports $2.7648 per share as a long-term capital gain distribution and also $.5338 per share as a short-term capital gain distribution paid on December 22, 2021.

40

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 23

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

42

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

44

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

45

For More Information

BNY Mellon Smallcap Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0077AR1022

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,206 in 2021 and $119,550 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $23,536 in 2021 and $24,325 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $9,985 in 2021 and $14,289 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,220 in 2021 and $20,211 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $8,789 in 2021 and $4,450 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,476,929 in 2021 and $2,189,735 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Index Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 21 , 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 21, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: December 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)